ASSET PURCHASE AGREEMENT




                                  By and Among

                         TOP SOURCE TECHNOLOGIES, INC.,

                          TOP SOURCE AUTOMOTIVE, INC.,


                            NCT AUDIO PRODUCTS, INC.

                                       and

                      NOISE CANCELLATION TECHNOLOGIES, INC.






                                                   August 14, 1998



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                                       iv

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


                                TABLE OF CONTENTS

                                                                                                                       Page



1.       The Basic Transaction ............................................................................................1
         1.1          The Earn-Out.....................................................................................    2
         1.2          Receipt of Non-Refundable Deposit................................................................    3

2.       Acquisition of 20% of TSA Common Stock........................................................................    3
         2.1          The Second Payment...............................................................................    3
         2.2          Issuance of 20% of TSA
                        Common Stock...................................................................................    3
         2.3          Delivery into Escrow.............................................................................    3
         2.4          Termination of Exclusive Right;
                        Issuance of 15% Common Stock...................................................................    4

3.       Payment of Acquisition Consideration; Conditions..............................................................    4
         3.1          The Buyer's Obligation...........................................................................    4
         3.2          Payment of Balance of Acquisition Consideration..................................................    4
         3.3          Anti-Dilution Protection.........................................................................    4
         3.4          Buyer's Financing................................................................................    4
         3.5          The Closing......................................................................................    5

4.       Miscellaneous Matters .........................................................................................   5
         4.1          Failure of the Buyer to Pay the Balance of the
                        Acquisition Consideration -  Bring Along Provisions............................................    5
         4.2          Parent Stockholder Approval......................................................................    5
         4.3          Due Diligence....................................................................................    6

5.       Sale of Assets        .......................................................................................     6
         5.1          Sale of Assets...................................................................................    6
         5.2          Excluded Assets..................................................................................    8
         5.3          Method of Conveyance.............................................................................    9
         5.4          Assumed Obligations..............................................................................    9
         5.5          Allocations......................................................................................   10
         5.6          Adjustments to Purchase Price....................................................................   10
         5.7          Updating of Schedules............................................................................   10

6.       Representations and Warranties................................................................................   10
         6.1          The Parent and TSA...............................................................................   10
         6.2          Updating of the Parent's and
                        TSA's Representations and Warranties...........................................................   18
         6.3          Representations and Warranties of the
                        Buyer  ......................................................................................     18

7.       Covenants Prior to Closing....................................................................................   19
         7.1          Parent's and TSA's Covenants.....................................................................   19
         7.2          Stockholder Approval.............................................................................   20
         7.3          Access   ......................................................................................     20
         7.4          Interim Joint Operation..........................................................................   21


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                                                                                                                         Page

         7.5          Cooperation......................................................................................   21
         7.6          Bulk Sales Laws..................................................................................   21
         7.7          The Buyer's Covenants............................................................................   21

8.       Conditions to Closing ......................................................................................     21
         8.1          Conditions to the Obligations of the Parent
                        and TSA........................................................................................   21
         8.2          Conditions to the Obligations of the Buyer.......................................................   22
         8.3          Conditions to the Obligations of the Parent,
                        TSA and the Buyer..............................................................................   23
         8.4          Closing Documents................................................................................   23
         8.5          Closing Apportionments...........................................................................   23

9.       Post-Closing Covenants........................................................................................   24
         9.1          The Earn-Out.....................................................................................   24
         9.2          Exercise of the Parent's Option..................................................................   24
         9.3          Delivery of Acquisition Shares...................................................................   25
         9.4    Post-Closing Access and Delivery of Reports............................................................   28
         9.5    Guarantee of NCTI......................................................................................   29
         9.6    Covenant Not to Compete................................................................................   29
         9.7          Change of Business Name..........................................................................   29
         9.8          Further Assurances...............................................................................   29
         9.9          Hiring of TSA's Employees........................................................................   30
         9.10         Nominee to the Buyer's Board of Directors........................................................   30

10.      Survival of Representations and Warranties....................................................................   30
         10.1         Indemnification by the Parent and TSA............................................................   30
         10.2         Indemnification by the Buyer.....................................................................   31
         10.3         Indemnification Payments.........................................................................   31
         10.4         Procedure for Third Party Claims.................................................................   31
         10.5         Remedies Cumulative..............................................................................   32
         10.6         Limits on Indemnification........................................................................   32

11.      Brokerage             ......................................................................................     32

12.      General Provisions    ......................................................................................     33
         12.1         Severability.....................................................................................   33
         12.2         Counterparts.....................................................................................   33
         12.3         Benefit  ......................................................................................     33
         12.4         Notices and Addresses............................................................................   33
         12.5         Attorney's Fees..................................................................................   34
         12.6         Oral Evidence....................................................................................   34
         12.7         Additional Documents.............................................................................   34
         12.8         Governing Law....................................................................................   34
         12.9         Arbitration......................................................................................   34
         12.10        Equitable Relief.................................................................................   35
         12.11        Expenses ......................................................................................     35
         12.12        Section Headings.................................................................................   35



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                                   DEFINITIONS

     Each of the following  terms is defined in this Agreement in the respective
Section referenced adjacent to such term:

         Defined Term                                                                   Section Reference

         Acquisition Shares................................. Section 1
         Acquisition Consideration.......................... Section 1
         Agreement...........................................Preface
         Assets..............................................Section 1
         Assumed Leases......................................Section 5.1(d)
         Assumed Obligations.................................Section 5.4
         Buyer Indemnitee(s).................................Section 10.1
         Buyer...............................................Preface
         Buyer's Financial Statements........................Section 9.3(c)(ii)
         Closing.............................................Section 3.5
         Closing Date........................................Section 3.5
         Closing Date Financial Statements...................Section 6.1(r)
         Contracts...........................................Section 5.1(e)
         Earn-Out Financial Statements.......................Section 9.2
         Earn-Out............................................Section 1(d)
         EBITDA..............................................Section 1.1(b)
         Employee Benefit Plans..............................Section 6.1(h)
         Environmental, Health, and Safety Laws..............Section 6.1(i)
         ERISA...............................................Section 6.1(h)
         Excluded Assets.....................................Section 5.2
         Fairness Opinion....................................Section 4.2
         Financial Statements................................Section 6.1(r)
         Financing...........................................Section 1
         Financing Closing...................................Section 3.5
         First Payment.......................................Section 1.2
         Income..............................................Section 2.3
         Intangible Assets...................................Section 5.1(h)
         Intellectual Property...............................Section 5.1(g)
         Inventory...........................................Section 5.1(c)
         Knowledge...........................................Section 6.1(c)
         Laws................................................Section 6.1(n)
         Leases..............................................Section 6.1(e)
         Licenses and Permits................................Section 6.1(k)
         Liens...............................................Section 5.3(b)
         Losses..............................................Section 10.1
         NCT.................................................Preface
         OEMs................................................Section 7.4
         Ordinary Course of Business.........................Section 5.4
         Parent..............................................Preface
         Parent=s Option.....................................Section 1(d)
         Personal Property...................................Section 5.1(b)


         Defined Term                                       Section Reference

         Prohibited Business...........................     Section 9.6(a)
         Rep Letter....................................     Section 9.3(c)
         Second Payment................................     Section 2.1
         Seller Indemnitee(s)..........................     Section 10.2
         Stock Power...................................     Section 2.1
         Taxes.........................................     Section 6.1(c)
         TSA...........................................     Preface
         Year One......................................     Section 1.1(a)
         Year Two......................................     Section 1.1(a)




                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of this 14th day of August, 1998, by and among Top Source Technologies, Inc., a Delaware corporation (the "Parent"), Top Source Automotive, Inc., a Florida corporation ("TSA"), NCT Audio Products, Inc. (the "Buyer") and Noise Cancellation Technologies, Inc. (ANCTI@) solely as a guarantor of the Earn-Out, as defined in this Agreement.


     WHEREAS, TSA designs, assembles and markets patented overhead sound systems installed in vehicles on an original equipment manufacturer and after-market basis;
     WHEREAS, TSA operates an innovative sound laboratory and assembly facility located in Troy, Michigan;

     WHEREAS, the Parent wishes to sell and the Buyer wishes to purchase up to 100% of the Assets of TSA, as defined, on the terms and conditions contained in this Agreement; and

         WHEREAS, NCTI has agreed to guarantee the Earn-Out.

         NOW THEREFORE, in consideration of the mutual premises and the covenants and promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

1. The Basic Transaction. The Buyer agrees to buy 100% of the assets of TSA (the "Assets") for up to $16,000,000, consisting of a minimum of $10,000,000 and up to $6,000,000 in either restricted common stock of the Buyer (the "Acquisition Shares") or in cash as may be selected by the Parent. The purchase price (the "Acquisition Consideration") has been and shall be payable as follows:

     (a) $1,450,000 non-refundable deposit paid on June 10, 1998;

     (b) $2,050,000 paid to the Escrow Agent as defined on July 31, 1998;

     (c) at the Closing, as defined in Section 3.5 below, $6,500,000 in cash or at least $4,000,000 in cash and the balance by means of a 12% note due March 31, 1999 (the "Note"), the form of which is annexed as Schedule 1(d)(l) which Note shall be secured by a lien on the assets of the Buyer which TSA and the Buyer mutually agree upon;

     (d) at the Closing, as defined in Section 3.5 below, up to $6,000,000 in contingent additional payments as determined pursuant to Section 1.1 below (the "Earn-Out") of cash or Acquisition Shares as may be selected by the Parent (the "Parent's Option"). If the Earn-Out is to be paid as described below, it may be paid in any combination of cash or Acquisition Shares as selected by the Parent within 60 days following the end of Year One and/or Year Two;

     (e) at the Closing, as defined in Section 3.5 below, the assumption by the Buyer of all of TSA's liabilities as reflected on the Financial Statements, as defined, and thereafter incurred in the Ordinary Course of Business, as defined, through the Closing, as defined;

     (f) All of the Acquisition Consideration received by TSA free of restrictions under the Escrow Agreement may be transferred to the Parent at any time, and the Buyer waives its right as a shareholder to participate in such distributions. If TSA transfers the Acquisition Consideration to the Parent, the Buyer shall execute an acknowledgement to such transfer in the form provided on
Schedule 1(f)(1) to this Agreement. A copy of the assignment of the Note is annexed as Schedule 1(f)(2). Additionally, simultaneous with such transfer and assignment, Buyer and NCTI shall execute all appropriate security agreements and UCC-1s required to perfect the Parent's security interest in the security; and

     (g) As additional consideration, the Buyer shall sell to TSA the TSA Common Stock referred to in Section 2 hereof. Notwithstanding this provision, the Buyer shall be entitled to its pro-rata share of any dividends paid by TSA during the period commencing with the release from escrow as described in Section 2.3 of this Agreement.

         1.1 The Earn-Out. The Parent's Option (as described in Section 9.2 below) may be selected only if the Buyer's net income, as adjusted, reaches certain levels described below:

                    (a) The Buyer shall pay the Parent or TSA an Earn-Out of up to $3,000,000 with respect to the 12-month period subsequent to the date of closing ("Year One"), and up to a cumulative amount of up to $6,000,000 for Year One and the 12-month period subsequent to Year One ("Year Two").

                    (b) The Earn-Out in Year One shall be equal to the amount by which the product of four and one-half times EBITDA, as defined, for Year One exceeds $8,000,000. As used in this Agreement, AEBITDA@ means the earnings before interest, taxes, depreciation and amortization of operations of the business related to the Assets, as defined. EBITDA shall be derived from the audited financial statements of the Buyer, shall be based solely upon the operations of the business acquired, shall be based upon operations which are consistent with the business of TSA for the two years immediately preceding the date of Closing, as defined, and shall exclude items of income or expense such as non-recurring items, extraordinary items, intercompany items and other items of income and expense which are not consistent with such past practice. The maximum Year One Earn-Out using this formula shall be $3,000,000.

                    (c) The Year Two Earn-Out shall be equal to the amount by which the product of four and one-half times EBITDA for Year Two exceeds the greater of: (i) Year One EBITDA times four and one-half, or
         (ii) $8,000,000. The maximum Year Two Earn-Out calculated using this formula is $6,000,000 minus the Year One Earn-Out. The maximum total Earn-Out for Year One and Year Two combined is $6,000,000.

         1.2 Receipt of Non-Refundable Deposit. The Buyer has paid to the Parent the sum of $1,450,000 (the "First Payment") which represents a non-refundable deposit which at the Closing as defined shall be credited toward the Acquisition Consideration provided for in Section 1 of this Agreement.

2.       Acquisition of TSA Common Stock.

         2.1 The Second Payment. As described in Section 2.3 of this Agreement, the Buyer has paid the Parent $2,050,000 (the "Second Payment") representing the amount necessary for the Buyer to purchase 20% of TSA's common stock. The Buyer shall also promptly deliver a blank stock power duly executed with a medallion guarantee (the "Stock Power").

         2.2 Issuance of 20% of TSA Common Stock. TSA shall promptly issue to the Buyer two stock certificates equal to 20% in the aggregate of the issued and outstanding shares of TSA common stock to be held in escrow. One certificate shall be for 5.5% and the other certificate shall be for 14.5% of the issued and outstanding common stock of TSA.

         2.3 Delivery into Escrow. The Buyer has delivered the Second Payment and shall deliver the Stock Power to Michael Harris, P.A. (the "Escrow Agent") to hold in escrow and TSA shall deliver the two stock certificates for 5.5% and 14.5% of TSA's common stock to the Escrow Agent to hold in escrow, all in accordance with the terms and conditions of an escrow agreement, as amended, in the form annexed hereto as Schedules 2.3(1) and 2.3(2). The escrow shall continue until the Parent's stockholders shall have voted on a proposal to approve the sale of 100% of the Assets as provided in Section 4.2 hereof. If such stockholder approval is obtained, the Escrow Agent shall deliver the Second Payment and one-half of the income thereon (the "Income") to the Parent and the TSA common stock certificate, the Stock Power and the other one-half of the Income to the Buyer. If the Parent's stockholders do not approve the sale of 100% of the Assets, the Escrow Agent shall return the Second Payment to the Buyer with the Income, deliver to the Buyer a stock certificate for 14.5% of TSA common stock and deliver a stock certificate for 5.5% of TSA common stock, Stock Power and the Income to the Parent.

         2.4 Termination of Exclusive Right; Issuance of 15% Common Stock. The Buyer has the exclusive option to purchase the Assets at any time through 5:00 p.m. New York time on March 31, 1999. If the Closing, as defined, has not occurred by 5:00 p.m., New York time, on December 31, 1998, by notice given to the Parent on or before 5:00 p.m., New York time on January 7, 1999, the Buyer may cause TSA to issue to it a number of shares of common stock equal to 15% of TSA in which case the Buyer shall forfeit its exclusive right to purchase the Assets.

3.       Payment of Acquisition Consideration; Conditions.

         3.1 The Buyer's Obligation. At such time as the Buyer shall have paid the Parent $3,500,000 consisting of the First and Second Payments, the Buyer shall, subject to the Parent obtaining approval of its stockholders as provided in Section 4.2 of this Agreement, be obligated to purchase the Assets from TSA. As used in this Agreement, the term "Assets" means all of the personal property owed by TSA including tangible and intangible property used in or related to the business of TSA excluding only the Excluded Assets, as defined in Section 5.2 of this Agreement.

         3.2 Payment of Balance of Acquisition Consideration. The Buyer shall, subject to the conditions of this Agreement, pay TSA the sum of $6,500,000 as provided in Section 1(c) of this Agreement on or before 5:00 p.m., New York time, on March 31, 1999. If the Closing referred to in Section 3.5 of this Agreement has not occurred by such time, the Buyer shall default in the performance of its obligation, and thereafter (or after such earlier date as provided by this Agreement) the Parent and TSA shall have the right to sell 100% of TSA common stock or 100% of the Assets to a third party subject only to the provisions of Section 4.1 of this Agreement.

         3.3 Anti-Dilution Protection. TSA shall not sell or offer to sell any shares of capital stock or other securities convertible into or exchangeable for shares of its capital stock. The prohibition pursuant to this Section 3.3 shall lapse upon the failure of the Buyer to close the transaction contemplated by this Agreement by the time referred to in Section 3.2 of this Agreement or a default as provided in Section 3.4.

         3.4 Buyer's Financing. It shall be a condition precedent for the Buyer to purchase the Assets of TSA that the Buyer must complete a financing (the "Financing"). Provided the Financing Closing occurs on or before the Closing:
(a) from the Financing net proceeds, the Buyer shall use at least $4,000,000 to pay part of the Acquisition Consideration; (b) it shall be a condition of the Financing that the use of proceeds contained in any offering documents or agreement identifies at least $4,000,000 as being used to acquire the Assets;
(c) at such time as the offering documents allocate or describe the use of any net proceeds from the Financing, it shall identify at least $4,000,000 as being used to purchase the Assets of TSA; and (d) if the offering documents fail to do so, the Buyer shall default in the performance of its obligation and the Parent and TSA shall have the same rights specified in Section 3.2 of this Agreement.

         3.5 The Closing. The Closing of the sale and purchase of the Assets as contemplated hereunder (the "Closing") shall be held on a date (the "Closing Date") which is on or after the date of the Closing of Buyer's Financing (the "Financing Closing") or such earlier date as Buyer may elect but in no event later than March 31, 1999, at which time TSA shall sell 100% of the Assets to the Buyer subject to payment of the unpaid balance of the Acquisition Consideration. The Buyer shall provide reasonable notice to the Parent and TSA of the time of the Financing Closing.

4.       Miscellaneous Matters.

         4.1 Failure of the Buyer to Pay the Balance of the Acquisition Consideration - Bring Along Provisions. Pending the payment of the balance of the Acquisition Consideration and after the Buyer's exclusive right to purchase the Assets has lapsed, unless the Closing occurs, the shares of TSA common stock held by the Buyer, if any, shall not be publicly or privately sold, assigned, transferred, encumbered or pledged except as provided in the next sentence and the stock certificates evidencing the Buyer's shares of TSA common stock shall contain an appropriate legend concerning this restriction. In the event that the Parent or TSA subsequently finds a third party purchaser for 100% of the common stock or Assets of TSA after the Buyer's exclusive right to purchase the Assets has lapsed ( and assuming the Closing shall not have occurred), the Parent shall have the power to cause the Buyer to sell its common stock of TSA to such third party purchaser (or the Buyer consents to the sale of Assets) in consideration for the receipt by the Buyer of the pro-rata share of the consideration to be paid by such purchaser to the Parent or TSA for 100% of the common stock or Assets of TSA, payable in the same type of consideration and at the same times as the Parent or TSA receives such consideration.

         4.2 Parent Stockholder Approval. It shall be a condition precedent for the Buyer to purchase the Assets of TSA that the stockholders of the Parent approve the sale of 100% of the Assets. The Parent shall exercise its reasonable best efforts to convene an annual or special meeting of its stockholders soliciting such approval. The Parent anticipates that such meeting shall be held on or before November 5, 1998. The Buyer and NCTI shall co-operate with the Parent and provide such information concerning the Buyer and NCTI as may be requested by the Staff of the Securities and Exchange Commission in connection with its review of the Proxy Statement filed by the Parent in connection with its stockholders' meeting. In conjunction with such stockholders' meeting, the Parent shall obtain an opinion from an investment banking firm as to the fairness of the transaction providing for the sale of 100% of the Assets of TSA to the Parent stockholders from a financial point of view (the "Fairness Opinion"). The cost of such Fairness Opinion shall be borne by the Parent. Such Fairness Opinion shall solely be for the benefit of the Parent and its board of directors.

         4.3 Due Diligence. Pending the Closing, TSA shall give the Buyer and its accountants, counsel and other representatives, access, upon 72 hours' notice during normal business hours, to TSA's premises, books, records, contracts and commitments. TSA shall furnish to the Buyer with all financial and other information which the Buyer shall reasonably request concerning TSA's business and its Assets through the Closing.

5.       Sale of Assets.

         5.1 Sale of Assets. On the terms and subject to the conditions set forth in this Agreement, at the Closing, TSA shall sell, convey, transfer and assign to the Buyer, and the Buyer shall purchase and accept from TSA all right, title and interest in and to all of the Assets of TSA used in or related to its business, including, without limitation, the assets described in subsections (a) through (m) hereof, and excluding only the Excluded Assets, as defined in
Section 5.2, free and clear of all Liens, as defined.

                    (a) Prepaid Assets. All prepaid and deferred items or credits, such as unbilled charges, deposits and other similar items including, without limitation, those as set forth on Schedule 5.1(a).

                    (b) Personal Property. All tangible personal property, including, without limitation, all machinery, equipment, tools, dies, molds, parts, furniture, furnishings, leasehold improvements, fixtures, computer hardware, office equipment, vehicles and supplies including, without limitation, those assets described on Schedule 5.1(b) (the "Personal Property").

                    (c) Inventory. All inventories, stock-in-trade, work-in-process, finished units, repair and replacement parts and raw materials (including goods in transit, consigned inventory, inventory sold on approval and rental inventory) (the "Inventory"). The Inventory shall be provided to the Buyer as a Schedule at such time as the Parent and TSA update the representations and warranties as described in
         Section 6.2 of this Agreement and shall be as of the same date provided in Section 6.2. Notwithstanding the foregoing, on the Closing Date inventory shall consist of not less than 25 days' supply of inventory necessary to support TSA's operations in the Ordinary Course of Business, as defined in Section 5.4 below, at the same level as that experienced over the prior 90 days.

                    (d) Leases. All rights of TSA under the leases set forth on Schedule 5.1(d) (the "Assumed Leases").
                             ------

                    (e) Contracts. All rights and benefits of TSA under all contracts, agreements, license agreements, vendor agreements, purchase orders, commitments, sales orders and supply agreements, including, without limitation, those set forth on Schedule 5.1(e) (the "Contracts").

                    (f) Licenses and Permits. All right, title and interest in and to all licenses, permits, approvals, and authorizations including, without limitation, applications therefor, relating to TSA's operation of its business which are held by or have been granted to, or have been applied for, by TSA, to the extent assignment or transfer is permitted by applicable Law.

                    (g) Intellectual Property. All right, title and interest in and to all patents, licenses, copyrights, trademarks, trade names, service marks (including the trademark and name of TSA or any derivation thereof), logos and slogans, and all of the goodwill associated therewith, and all registrations, applications and other rights associated with the foregoing, if any, whether registered or unregistered, now used or presently planned to be used by TSA in connection with its business, including, without limitation, those set forth on Schedule 5.1(g), including the right to sue for past infringement thereof (collectively, the "Intellectual Property"). Notwithstanding the foregoing, the name "Top Source" or any other name containing the words "Top Source" shall not be conveyed to the Buyer except that the Buyer shall acquire the right to use the names "Top Source Automotive, Inc." and "Top Source Automotive".

                    (h) Intangible Assets. All right, title and interest in and to all intangible assets including but not limited to all know-how, technology, slogans, data, studies, confidential information, restrictive covenants, computer software (including documentation and related object and source codes), indemnity rights, and other intangible assets now used or presently planned to be used by TSA, and all of the goodwill associated therewith, confidentiality obligations and similar obligations of present and former shareholders, officers and employees of TSA (collectively, the "Intangible Assets"). Annexed as Schedule 5.1(h) is an itemization of Intangible Assets.

                    (i) Records and Documents. All books, files, papers, technical and research analyses, engineering, sales, marketing and other studies, data and plans, records and other data located at TSA's facility in Troy, Michigan, or pertaining to its business, including, without limitation, all supplier and customer lists and other databases, licensee lists, distributor lists, bid information, customer correspondence, quality assurance records, test reports, invoices, job orders and technique sheets.

                    (j)  Telephone  Numbers.   TSA's  interest  in  and  to  all
         telephone, facsimile and telex (if any) numbers and telephone and other directory listings utilized in connection with its business.

                    (k) Corporate Name. The names "Top Source Automotive, Inc." and "Top Source Automotive" and all goodwill associated therewith. Provided, however, the Buyer shall not use the names "Top Source", "Top Source Automotive" or similar names as the corporate name of the publicly-held holding company or other publicly-held corporation. Provided, further, the Buyer shall not use the name "Top Source" for any purpose except to use the name "Top Source Automotive" or substantially similar name to conduct business operations selling automotive products to automobile original equipment manufacturers or to the automotive aftermarket.

                    (l)  Warranties.   All  rights  benefitting  TSA  under  any
         warranty, express or implied, which relate to the Assets.

                    (m) Accounts Receivable. All accounts receivable are subject to customary reserves. At such time as the Parent or TSA are required to update their representations and warranties as provided in Section
         6.2 of this Agreement, they shall deliver a Schedule of the accounts receivable as of the same date provided in Section 6.2.

                    (n) Other Assets. All tangible, intangible, real, personal and mixed property, assets and rights which constitute part of the business as an ongoing business, wherever located, including, but not limited to, those assets set forth on the Financial Statements, as defined, except as expressly set forth in Section 5.2, are to be conveyed to the Buyer as part of the Assets.

          5.2 Excluded Assets. Notwithstanding any provisions of this Agreement to the contrary, there shall be excluded from the purchase and sale contemplated hereunder those assets of TSA (including all inter-company accounts receivable) described on Schedule 5.2 to this Agreement, which assets shall not be considered or treated as Assets (the "Excluded Assets").

         5.3        Method of Conveyance.

                    (a) Upon payment of the Acquisition Consideration described in Section 3.1, the sale, transfer, conveyance, assignment and delivery by TSA of the Assets to the Buyer in accordance with Section 5.1 shall be effected at the Closing by TSA's execution and delivery of one or more bills of sale, assignments, and other instruments of conveyance and transfer.

                    (b) At the Closing, TSA shall sell, transfer, convey, assign and deliver to the Buyer fee simple absolute title to and exclusive possession of all of the Assets free and clear of any and all liens, encumbrances, claims, charges, security interests, rights of TSA and any third party, rights of redemption, equities, and any other restrictions of any kind or nature whatsoever, including any leases, escrows, options, security or other deposits, rights of redemption, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements (collectively, "Liens") except as set forth on Schedule 5.3(b).

                    (c) TSA covenants and agrees that if any of the Assets cannot be transferred or assigned by TSA without the consent of or notice to a third party and in respect of which any necessary consent or notice has not been obtained or given as of the Closing Date, or any of the Assets are non-assignable in their nature, TSA will cause the beneficial interest in and to the same, in any event, to pass to the Buyer; and TSA covenants and agrees, on and after the Closing Date, (x) to hold such Assets in trust for, and for the benefit of, the Buyer; and (y) to use its best efforts to obtain and secure such consent within 30 days of the Closing Date and to give such notice as may be required to effect valid transfer(s) or assignment(s) of such Assets; and (z) to make or complete such transfer(s) or assignment(s) as soon as possible. In determining whether TSA shall have used its best efforts as required by this Section 5.3(c), TSA shall not be required to pay any consideration for obtaining any consents.

         5.4 Assumed Obligations. At the Closing, the Buyer shall assume and shall agree to satisfy and discharge, as the same shall become due, all of TSA's obligations, debts and liabilities (contingent or otherwise) including all accrued salaries, wages and liabilities to employees including severance obligations as long as such obligations, debts and liabilities arise in the Ordinary Course of Business of TSA as the result of acts or failures to act which occur through the Closing Date (collectively the "Assumed Obligations"). Provided, however, unless otherwise provided by any Laws, the Buyer shall not assume any liabilities or obligations for unused and accrued vacation pay, sick pay and other employee benefits arising under any of the Parent's or TSA's plans or programs providing health, retirement or other benefits to TSA's employees. Nor shall the Buyer assume any liabilities or obligations arising from any breach of contract, breach of warranty, tort, infringement and violation of Laws. As used in this Agreement, the phrase "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency). Buyer assumes no obligation to hire or employ any officers or other employees of TSA. Provided further, that in no event shall Buyer's obligations with respect to Assumed Obligations exceed the fair value of the Inventory delivered to the Buyer pursuant to Section 5.1(c) above.

         5.5 Allocations. The Parent, TSA and the Buyer agree that the Acquisition Consideration including the First Payment and Second Payment shall be allocated among the Assets in accordance with Schedule 5.5. The Parent and TSA further agree to cooperate with the Buyer in completing and delivering to the Buyer or the Internal Revenues Service such information concerning the determination of the purchase price as may be required pursuant to the Internal Revenue Code.

         5.6 Adjustments to Purchase Price. The Acquisition Consideration shall be adjusted to reflect those adjustments as set forth in Schedule 5.6.

         5.7 Updating of Schedules. At such time as the Parent or TSA are required to update their representations and warranties as provided in Section
6.2 of this Agreement, the Parent or TSA shall deliver to the Buyer updated Schedules and new Schedules of Inventory and accounts receivable as of the date provided in Section 6.2. These updated Schedules, new Schedules and any changes in the representations and warranties shall be in writing and evidenced by a certificate signed by the president or chief financial officer of the Parent and shall be deemed incorporated by reference into this Agreement.

6.       Representations and Warranties.

         6.1 The Parent and TSA. The Parent and TSA, jointly and severally, hereby represent and warrant to the Buyer, all of which representations and warranties are, and will be as of the Closing Date subject to Section 6.2 of this Agreement, true, complete, and correct in all respects as of the date hereof as follows:

                    (a) Organization and Qualification. The Parent and TSA are corporations duly organized, validly existing and in good standing under the Laws of the jurisdiction of their incorporation. The Parent has all requisite power and authority to own the shares of TSA common stock. TSA has all requisite power and authority to conduct those businesses presently owned or conducted by it, and is duly qualified to do business as it is now being conducted and is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by it or the conduct of its business makes such qualification necessary except where the lack of such qualification would not have a material adverse effect on the financial condition of TSA, the ability of TSA to consummate the transactions contemplated by this Agreement or the Buyer's ability to conduct the business of TSA as it has been conducted. The copies of the Certificate of Incorporation and By-Laws of the Parent and the Articles of Incorporation of TSA and the By-Laws of TSA, which have been delivered to the Buyer, are complete and correct and are in full force and effect at the date hereof.

                    (b) Authorization; No Restrictions, Consents or Approvals. The Parent and TSA have full power and authority to enter into and perform this Agreement, and each has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance by Buyer of its obligations hereunder except that the Parent's stockholders must approve the sale of 100% of the common stock or Assets of TSA. This Agreement has been duly executed by the Parent and TSA and, subject to the Parent's stockholders' approval, constitutes the legal, valid, and binding obligation of the Parent and TSA, enforceable against each in accordance with its terms subject to the qualification that the enforcement of certain rights and remedies contained in this Agreement may be limited or affected by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other federal or state laws relating to or affecting creditors rights and remedies and by general principles of equity including the discretion of courts regardless of whether arising in an action of law or equity. The execution and delivery of this Agreement, the sale of 20% of the TSA common stock and the Assets and the consummation by the Parent and TSA of the transactions contemplated herein or hereby, do not and will not on the Closing Date conflict with or violate any of the terms of the Certificate of Incorporation of the Parent, the Articles of Incorporation of TSA and the By-Laws of the Parent or TSA or any applicable Law relating to either; conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any agreement, obligation, or instrument by which the Parent or TSA is bound or to which any property of TSA is subject, or constitute a default thereunder; or result in the violation by the Parent or TSA of any Laws to which the Parent or TSA or any Assets of the Parent or TSA may be subject which would materially adversely affect the transaction contemplated herein. Except as set forth in Schedule 6.1(b), no material authorization, consent, or approval of any governmental authority or any other person is necessary or required in connection with the execution and delivery by the Parent and TSA of this Agreement or the performance by the Parent and TSA's of their obligations hereunder.

                    (c) Taxes.  Except as set forth on Schedule 6.1(c),  TSA has timely filed (timely being understood to include all properly granted extensions) all returns required to be filed by it with respect to all foreign, federal, state and local income, payroll, employment, unemployment, withholding, excise, sales, personal property, use, business and occupation, franchise and occupancy, real estate, or other taxes (all of the foregoing taxes including interest and penalties thereon and including estimated taxes, being hereinafter collectively the "Taxes") and has to its Knowledge paid or reserved all Taxes which are shown to have become due pursuant to such returns and has paid or reserved all other Taxes for which it has received a notice of assessment or demand for payment. As used in this Agreement the word AKnowledge@ means information known to an executive officer of the applicable party. To its Knowledge all such returns or reports are true and correct in all material respects.

                    (d) Title to TSA Common Stock or Assets. The Parent has good and marketable title to all of TSA's common stock, free and clear of any Lien and TSA has good and marketable title to all of the its Assets, free and clear of any Lien except as disclosed on Schedule 5.3(b).

                    (e) Leases. TSA does not own any real property. Schedule 5.1(d) sets forth a complete and accurate listing or description of all real and personal property leases, subleases, concessions, licenses, occupancy agreements or conditional sales agreements (collectively, the "Leases" and individually a "Lease") to which TSA is a party. Each of the Leases is valid, binding and enforceable in accordance with its terms, and is in full force and effect; to the best of TSA's Knowledge, there are no existing defaults on the part of TSA or, to the best of TSA's Knowledge, any other party, under any Lease, and no event of default under any such Lease has occurred and is continuing which (whether with or without the giving of notice, lapse of time or both, or the happening of any other event) would constitute a default under such Lease; each such Lease will, subject to obtaining any consent listed in Schedule 5.1(d), continue to be in full force and effect on the same terms and conditions immediately after the Closing without the need for any action on the part of the Buyer; and accurate and complete copies of each such Lease including all amendments thereto, have been delivered to Buyer at or prior to the date hereof. TSA's interest in each of the Leases is free and clear of all Liens or other encumbrances (except statutory liens such as landlord liens) and are not, in the case of real property, except as set forth in Schedule 5.1(d), subject to any limitations of any nature whatsoever of which TSA has Knowledge which may materially interfere with the Buyer's use thereof in a manner consistent with TSA's use thereof prior to Closing.

                    (f) Contracts and Other Documents. Except for those contracts which are listed on Schedule 5.1(e) and those Leases listed on Schedule 5.1(d), or which have been entered into by TSA in the Ordinary Course of Business and do not involve payment or receipt of more than $25,000, TSA is not a party to any contract, lease or similar document. Neither TSA nor, to the best of TSA's Knowledge, any other party is in default under any Contract or other instrument listed on
         Schedule 6.1(f) to which TSA is a party or by which it is bound. No contract continues for a period of more than 12 months from the Closing Date or is in excess of the normal, ordinary and usual requirements of TSA's business.

                    (g) Labor Difficulties. Except as set forth in Schedule 6.1(g), (i) TSA is not a party to a union agreement or collective bargaining agreement and no attempt to organize any employees of TSA has been made, proposed or threatened; there is no labor strike, formal labor dispute, formal labor grievance, labor arbitration proceeding, general slowdown or stoppage, or charge of unfair labor practice pending before a court, regulatory body or arbitration tribunal, or, to the best of TSA's Knowledge, threatened against or affecting the Assets, and to the best of TSA's Knowledge no event has occurred which would constitute reasonable grounds for such a strike, dispute, grievance, proceeding or charge; and TSA is in compliance in all material respects with all federal, state and local labor and employment-related Laws.

                    (h) ERISA; Employee Benefit Plans. Schedule 6.1(h) contains a list of all of the plans, funds, policies, programs, arrangements or understandings sponsored or maintained by TSA, pursuant to which any employee of the TSA (or any dependent or beneficiary of any such employee) might be or become entitled to (1) retirement or profit-sharing or stock bonus benefits; (2) severance or separation from service benefits; (3) incentive, performance, stock, share appreciation or bonus awards; (4) health care benefits; (5) disability income or wage continuation benefits; (6) supplemental unemployment benefits; (7) life insurance, death or survivor's benefits; (8) accrued sick pay or vacation pay; or (9) any type of benefit offered under any arrangement subject to characterization as an "employee welfare benefit plan" within the meaning of Section 3(3) of ERISA (collectively referred to as the "Employee Benefit Plans"). All of the Employee Benefit Plans are in full force and effect and neither TSA nor to TSA's Knowledge any other party is in material default under them. TSA has not received any written notice of noncompliance, and to TSA's Knowledge, TSA is in compliance in all material respects with all terms of the Employee Benefit Plans and with ERISA, and all other applicable laws as they affect TSA and its employees. TSA has not received written notice of, and to TSA's Knowledge there are no, claims or defaults.

                    (i)      Environmental, Health, and Safety Laws.

                             (1) TSA has complied with all Environmental, Health, and Safety Laws, as defined, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply. Without limiting the generality of the preceding sentence, TSA has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws. As used in this Agreement, the term "Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

                             (2) To its  Knowledge,  TSA  has no  liability  for
                    damage to any site, location, or body of water for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

                             (3) To its Knowledge,  all properties and equipment
                    used in the business of TSA have been free of asbestos, PCB's, methylene chloride, trichloroethylene, 1,2-transdichloroethylene, dioxins, dibenzofurans, and extremely hazardous substances, as defined by Section 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

                    (j) Employees. Schedule 6.1(j) sets forth an accurate and complete list of the names of all of TSA's employees. By letter dated July 16, 1998, the Buyer has previously been provided with current salaries or wage rates, as applicable.

                    (k) Licenses and Permits. TSA has obtained, has paid all amounts currently due and has in full force and effect all material licenses, franchises, permits, approvals, certificates, certifications and other authorizations from all applicable governmental authorities which are necessary for the conduct of the business as currently conducted and the ownership, use, occupancy and operation of the Assets (the "Licenses and Permits"). Schedule 6.1(k) sets forth a complete and accurate list of all Licenses and Permits. All Licenses and Permits are transferable to the Buyer if the Buyer elects to purchase the Assets. Renewal of each of the Licenses and Permits has been or will be as of the Closing Date, timely applied for to the extent required under all Laws. To the best of TSA's Knowledge, there is no fact or event which is likely to prevent the renewal of any of the Licenses and Permits under existing Law or which, with the passage of time or the giving of notice or both, is likely to constitute a material violation of the terms of any of the Licenses and Permits or of any applications or agreements made in connection therewith. No action or proceeding is pending or, to the best of TSA's Knowledge, threatened which could result in the revocation, cancellation, suspension, modification, or limitation of any of the Licenses and Permits.

                    (l) Accounts Receivable. All of TSA's accounts receivable arose from bona fide transactions in the Ordinary Course of Business of TSA, have not been discounted, and no counterclaim or right of set-off has been asserted with respect thereto.

                    (m) Absence of Undisclosed Liabilities. Except as set forth on Schedule 6.1(m), TSA does not have any material liability or obligation of any nature, whether contingent or accrued other than liabilities or obligations reflected in the Financial Statements or the Closing Date Financial Statements, as defined.

                    (n) Compliance With Law. Except as set forth in Schedule 6.1(n), TSA has at all times operated in all respects and is presently in compliance in all material respects with all applicable federal, state, local, foreign or other laws, rules, regulations, orders, injunctions, judgments, and all orders, writs, decrees and consents of any governmental or political subdivision or agency thereof, or any court or similar person established by any such governmental or political subdivision or agency thereof (collectively, the "Laws"), including but not limited to all applicable domestic and foreign Laws, rules and regulations relating to the safe conduct of business, employment discrimination, wages and hours, employment of illegal aliens, collective bargaining, the payment of withholding and social security taxes, product labelling, antitrust, consumer protection, occupational safety and health, consumer product safety, the importation of goods, product liability, currency exchange, securities and trading with the enemy matters, and to the best of TSA's Knowledge no event has occurred which would constitute reasonable grounds for a claim that non-compliance has occurred or is occurring and any non-compliance will not materially and adversely affect the Assets or the Buyer's ability to conduct the business of TSA as it has been conducted.

                    (o) Intellectual Property and Intangible Assets. TSA owns or possesses valid and binding licenses or other rights to use, whether or not registered, all Intellectual Property and Intangible Assets.
         Schedule 5.1(g) sets forth a complete and accurate list of all such Intellectual Property and Intangible Assets (identifying those owned and those licensed), including all United States, state and foreign registrations or applications for registration thereof and all agreements (including, without limitation, agreements pursuant to which TSA has granted licenses to third parties to use any Intellectual Property or Intangible Asset) relating thereto. TSA is not required to pay any royalty, license fee or similar compensation with respect to the Intellectual Property or Intangible Assets in connection with the conduct of its business. The use by TSA of any of the Intellectual Property or Intangible Assets does not, to the Knowledge of the Parent or TSA, violate the proprietary rights of any other person and no claims have been asserted by any person with respect to the use of the Intellectual Property or Intangible Assets by TSA. To the best of the Parent's and TSA's Knowledge, no person is infringing upon the Intellectual Property or Intangible Assets.

                    (p) Pending Litigation. Except as set forth in Schedule 6.1(p), to the Knowledge of the Parent and TSA there are no actions, suits, claims, or proceedings pending or threatened against TSA, in any court or governmental agency or instrumentality which, if adversely determined, would have a material adverse effect on the business, financial condition, or results of operations of TSA, or on the Buyer's title to the Assets; nor is there outstanding any writ, order, decree, or injunction applicable to TSA that restricts the Parent's or TSA's authority or right to enter into this Agreement and consummate the transactions contemplated hereby, or would otherwise prevent or delay the transactions contemplated by this Agreement.

                    (q) Customer List. Schedule 6.1(q) sets forth a complete and accurate copy of TSA's customer list as of
                             --------------
         the date first written above.

                    (r) Financial Statements. By letter dated July 16, 1998, the Company and TSA delivered the unaudited financial statements of TSA as of September 30, 1997, derived from the audited financial statements of the Parent as of that date, which include the balance sheet of TSA at September 30, 1997, statement of operations, retained earnings and statements of cash flows and stockholders' equity of TSA for the fiscal year ended September 30, 1997, together with the related notes thereto (collectively, the "Financial Statements") in each case certified by the Chief Financial Officer of TSA. On the Closing Date, TSA shall deliver to the Buyer the unaudited balance sheet of TSA as of a date not more than 61 days before the Closing Date, and an unaudited statement of operations for the period since from October 1, 1997 (collectively, the "Closing Date Financial Statements"). Provided, however, if the Closing occurs after September 30, 1998 and the Parent's audited financial statements have been issued, TSA shall provide unaudited Closing Date Financial Statements derived from the audited financial statements of the Parent at September 30, 1998. The Financial Statements and the Closing Date Financial Statements are or will be complete and correct in all material respects and fairly present the financial condition of TSA as of the dates thereof and the results of its operations for the fiscal years and periods ended on such dates. The Financial Statements and Closing Date Financial Statements have been (or will be as applicable) prepared in accordance with generally accepted accounting principles consistently applied.

                    (s) Inventory. All Inventory of TSA was acquired and has been maintained in the Ordinary Course of Business; is of good and merchantable quality; and consists substantially of a quality, quantity and condition usable, leasable or saleable in the Ordinary Course of Business.

                    (t) Suppliers. Except as reflected on Schedule 6.1(t), TSA has no Knowledge of any supplier's intention to discontinue or substantially reduce the size or number of transactions it consummates with TSA prior to Closing or will consummate with TSA upon the consummation of the transactions contemplated herein.

                    (u) Capitalization. The entire authorized capital stock of TSA consists of 100 shares of common stock, of which 100 shares are issued and outstanding and owned by the Parent. All of the issued and outstanding shares of common stock of TSA have been duly authorized and are validly issued, fully paid and non-assessable. There are no rights, options or warrants to acquire any shares of capital stock of TSA.

                    (v) No Other Representations and Warranties. The Parent and TSA shall not be deemed to have made to Buyer any representation or warranty other than as is expressly made in Section 6.1(a) through (u).

         6.2 Updating of the Parent's and TSA's Representations and Warranties. Not less than 10 days prior to the Closing Date (and assuming that the Parent's stockholders have approved the sale of 100% of the Assets of TSA, and the Buyer is not in default), the Buyer shall provide notice to the Parent and TSA who shall as soon as reasonably practicable update all of the Schedules contained in
Section 5.1 and 6.1 (except for the Closing Date Financial Statements) to a date as of the last month's end which is at least 15 days but not more than 45 days from the date of notice.

         6.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Parent and to TSA, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and as of the Closing Date, as follows:

                    (a) Organization and Qualification. The Buyer and NCTI are corporations duly organized, validly existing and in good standing under the Laws of the jurisdiction of their incorporation. The Buyer and NCTI have all requisite power and authority to sell the Acquisition Shares and execute the guarantee as provided by this Agreement and the Buyer and NCTI have all requisite power and authority to conduct those businesses presently owned or conducted by them. The Buyer and NCTI are duly qualified to do business as is now being conducted by each and each is in good standing as a foreign corporation in each other jurisdiction where the property owned, leased or used by each or the conduct of each's business makes such qualification necessary except where the lack of such qualification would not have a material adverse effect on their financial condition or the ability of each to consummate the transactions contemplated by this Agreement. The copies of the Certificate of Incorporation and By-Laws of the Buyer, which have been delivered to the Parent and TSA, are complete and correct and are in full force and effect at the date hereof.

                    (b) Authorization; No Restrictions, Consents or Approvals. The Buyer and NCTI have full power and authority to enter into and perform this Agreement, and have taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance by the Buyer and NCTI of their obligations hereunder. This Agreement has been duly executed by the Buyer and NCTI and constitutes the legal, valid, binding, and enforceable obligation of the Buyer and NCTI, enforceable against each in accordance with its terms subject to the qualification that the enforcement of certain rights and remedies contained in this Agreement may be limited or affected by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other federal or state laws relating to or affecting creditors rights and remedies and by general principles of equity including the discretion of courts regardless of whether arising in an action of law or equity. The execution and delivery of this Agreement, the sale of the Acquisition Shares and the consummation by the Buyer and NCTI of the transactions contemplated herein or hereby, do not and will not on the Closing Date conflict with or violate any of the terms of the Certificate of Incorporation of the Buyer and NCTI and the By-Laws of the Buyer and NCTI or any applicable Law relating to the Buyer and NCTI, conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any agreement, obligation, or instrument by which the Buyer or NCTI is bound or to which any property of the Buyer or NCTI is subject, or constitute a default thereunder, or result in the violation by the Buyer or NCTI of any Laws to which the Buyer or any assets of the Buyer or NCTI may be subject which would materially adversely affect the transaction contemplated herein. Except as set forth on Schedule
         6.3(b), no authorization, consent, or approval of any governmental authority or any other person is necessary or required in connection with the execution and delivery by the Buyer or NCTI of this Agreement or the performance by the Buyer or NCTI of their obligations hereunder.

7.       Covenants Prior to Closing.

         7.1 Parent's and TSA's Covenants. The Parent and TSA covenant that, except as otherwise consented to in writing by the Buyer, from and after the date hereof until the Closing or the earlier termination of this Agreement:

                    (a) Except as set forth in Schedule 7.1(a), TSA shall not engage in any practice, take any action or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

                             (i) TSA will not authorize or effect any change in its Articles of Incorporation or By-Laws; and

                             (ii) TSA shall  not  issue any note,  bond or other
                    debt security or create, incur, assume or grant any indebtedness or borrow money or capitalize lease obligations outside the Ordinary Course of Business. Nothing contained herein shall prevent TSA from engaging in any transaction permitted by that certain agreement entered into among NationsCredit Commercial Corporation through its NationsCredit Commercial Funding Division, the Parent, TSA and Top Source Instruments, Inc. as of July 1, 1997 and related ancillary agreements entered into as of that date among such parties.

                    (b) All real property, machinery and equipment and other operating properties used in the business of TSA will be kept and maintained in good repair and working order (ordinary wear and tear excepted) on a basis consistent with past practices, and TSA will duly observe and conform to all material terms and conditions upon or under which any of such properties are held.

                    (c) TSA will use its best efforts to maintain in full force and effect in all material respects all insurance coverages for its business currently in effect and shall undertake to obtain equivalent replacement coverage with respect to any policies hereafter canceled or terminated.

         7.2 Stockholder Approval. The Parent shall seek its stockholders' approval as provided in Section 4.2 hereof.


         7.3 Access. TSA shall give the Buyer access to information as contained in Section 4.3 hereof.
                    ------

         7.4 Interim Joint Operation. Through the Closing or the termination of this Agreement, TSA and the Buyer shall use their respective best efforts to market and sell the Buyer's products through TSA and its employees. TSA agrees to sell the Buyer's products only through automobile original equipment manufacturers ("OEMs") and the automotive aftermarket. With respect to sales to or through OEMs, TSA shall not sell any of the Buyer's products involving flat panel transducer based audio drivers. TSA shall provide Buyer during this period with the use of its receptionist, one existing office, a products display area, and the common areas located at TSA's facility in Troy, Michigan. The Buyer shall pay all incremental marketing and sales expenses.

         7.5 Cooperation. The Parent, TSA and the Buyer agree to cooperate with each other in determining whether any filings are required to be made or consents required to be obtained in any jurisdiction in connection with the consummation of the transactions contemplated hereby and in making or causing to be made any such filings promptly and in seeking to obtain in a timely manner any such consents; and to use all reasonable efforts to obtain promptly the satisfaction of the conditions to the Closing of the transactions contemplated herein. The Parent, TSA and the Buyer shall furnish to each other and to each other's counsel all such information as may be reasonably required in order to effectuate the foregoing.

         7.6 Bulk Sales Laws. TSA shall comply with the provisions of all applicable bulk sales laws.

         7.7 The Buyer's Covenants. The Buyer covenants that it shall use its reasonable best efforts to obtain the Financing and in connection with such Financing allocate at least $4,000,000 of the net proceeds for the purpose of paying the Acquisition Consideration to TSA as more specifically provided in
Section 3.3 hereof.

8.       Conditions to Closing.

         8.1 Conditions to the Obligations of the Parent and TSA. The obligations of the Parent and TSA under this Agreement, including, without limitation, the obligation to sell 100% of the Assets of TSA, shall be subject to satisfaction of the following conditions, unless waived by the Parent and
TSA:

                    (a) The Buyer shall have paid the balance of the Acquisition Consideration.

                    (b) The Buyer shall have performed in all material respects all other agreements, and satisfied in all material respects all other conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                    (c) All of the representations and warranties of the Buyer herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such date.

                    (d) NCTI shall have executed and delivered a guarantee of the Buyer's payment of the Earn-Out as provided in Section 9.5 of this Agreement.

                    (e) Delivery of an opinion of counsel to the Buyer, addressed to the Parent and TSA and dated the Closing Date, in substance similar to that contained on Schedule 8.1(e).

         8.2 Conditions to the Obligations of the Buyer. The obligations of the Buyer under this Agreement shall be subject to satisfaction of the following conditions, unless waived by the Buyer:

                    (a) The Parent and TSA shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

                    (b) All representations and warranties of the Parent and TSA herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such date.

                    (c) All consents, approvals, certificates and authorizations required to be obtained by the Parent and TSA in connection with the sale of the Assets, including without limitation, all approvals by and clearances from all governmental authorities, lenders, and other third parties, shall have been obtained and no such consent, approval or authorization shall be subject to any condition which is unduly burdensome.

                    (d) There shall not have occurred since June 30, 1998, except as set forth in Schedule 8.2(d), any material adverse change with respect to the business, assets, financial condition or results of operations of TSA.

                    (e) TSA shall have executed and delivered to the Buyer all documents necessary to convey title to the Assets to the Buyer as contemplated by this Agreement.

                    (f) TSA shall have provided to the Buyer a complete and accurate schedule including an aging schedule for all of TSA's Accounts Receivable as of a date not more than two business days prior to the Closing Date.

                    (g) The Buyer shall have entered into assignment and assumption agreements with respect to all assumed Leases of real property or personal property.

                    (h) Counsel to the Parent and TSA shall deliver an opinion addressed to the Buyer and dated the Closing Date in substance similar to that on Schedule 8.2(h).

                    (i) Each of the persons specified on Schedule 9.5(a) hereof has executed an agreement not to compete as provided in Section 9.5(a) which agreement shall be in form and substance reasonably satisfactory to the Parent and the Buyer.

                    (j) The Parent and TSA shall have provided the Buyer with such financial and other information concerning TSA which the Buyer may reasonably request.

         8.3 Conditions to the Obligations of the Parent, TSA and the Buyer. The obligations of the Parent, TSA and the Buyer to consummate any of the transactions contemplated by this Agreement shall be subject to (i) the Parent's stockholders shall have approved the sale of Assets in accordance with the Delaware General Corporation Law, (ii) the parties shall agree upon collateral to secure payment of the Note, and (iii) there being no injunction or temporary restraining order granted restraining or prohibiting the consummation of the transactions contemplated by this Agreement, and no action, suit or other proceeding by any federal, state, or local governmental authority seeking such an injunction or order shall be pending or threatened.

         8.4 Closing Documents. If there is a Closing as contemplated by this Agreement, the parties shall deliver to each other, in form and substance reasonably satisfactory and consistent with this Agreement all documents necessary including instruments of conveyance and officers' certificates as to the accuracy of representations and warranties.

         8.5        Closing Apportionments.

                    (a) The following items shall be apportioned as of the close of business on the day immediately prior to the Closing Date (with such meter readings as shall be appropriate) and paid by TSA or the Buyer to the other, as the case may be, or credited against the Acquisition Consideration, in respect of all periods prior to the Closing Date;

                             (i) All water,  utility and other similar  charges,
                    and sewer rent and assessments, affecting the portion of TSA's real property which constitutes part of the Assets;

                             (ii) All Lease and other payments required to be
paid under the Assumed Obligations;

                             (iii) Excluding transfer Taxes, all real, intangible, use and personal property or similar Taxes levied on property of TSA used in connection with the business;

                             (iv) All  payroll  and  related  payroll  Taxes and
                    benefits of TSA with respect to employees of TSA hired by the Buyer.

                    The Buyer shall pay all Taxes and assessments after the Closing Date, and TSA shall immediately upon receipt of a bill therefor, including satisfactory documentation of the amounts so invoiced, pay to the Buyer, TSA's pro-rata portion thereof attributable to all periods prior to the Closing Date.

                    (b) The above-described adjustments shall be determined in accordance with generally accepted accounting principles, consistently applied or, with respect to real property Taxes, assessments and utility charges, in accordance with the custom of the Bar Association for the county in which such real property is located; and shall, to the extent practicable, be paid by TSA to the Buyer or by the Buyer to TSA, as the case may be, at the Closing, by wire transfer, subject to verification, or an adjustment may be made in the Acquisition Consideration therefor.

                    (c) The provisions of this Section 8.5 shall survive the Closing. Any errors or omissions in computing apportionments at the Closing, or any recomputations required as a result of facts that become known after the Closing shall be corrected as soon as practicable thereafter.

9. Post-Closing Covenants. Following the Closing, the parties hereto shall be bound by the following covenants:

         9.1 The Earn-Out. The Buyer shall be obligated to pay the Earn-Out as provided in Section 1(d) of this Agreement.
                    ------------

         9.2 Exercise of the Parent's Option. As soon as available but not later than 90 days following the end of Year One and Year Two, the Buyer shall deliver to the Parent its audited financial statements for Buyer's fiscal year which ended most proximately to the end of Year One and Year Two together with unaudited financial statements covering the period from the end of such fiscal year to the end of Year One and Year Two, as the case may be (the "Earn-Out Financial Statements") and a calculation of EBITDA for such Year which calculation shall be certified by the Buyer's chief financial officer. Within three business days after receipt of such Earn-Out Financial Statements and calculation, the Parent shall give notice to the Buyer of whether it elects to receive cash or Acquisition Shares (or any combination thereof) pursuant to the Parent's Option. Any such election shall not be deemed to be a waiver of the Parent's right to object to the calculation of EBITDA or the accuracy of any of the component numbers used in such calculation.

                    (a) In providing notice of its election of the Parent's Option, the Parent shall not be required to reserve its right to make such objection.

                    (b) The Parent at any time through 30 days after the Parent has received the Buyer's Earn-Out Financial Statements for Year One or Year Two, as applicable, and calculation of EBITDA for such year(s) may request access to the Buyer's books and records including electronic media for the purpose of determining if the numbers used to calculate EBITDA are true and correct. Such access shall be given as provided in
         Section 9.4 hereof and shall be in addition to the reporting obligation contained in Section 9.4 (b).

                    (c) If the Parent elects to dispute the numbers used to calculate or the calculations of EBITDA, it may within 120 days after receipt of the Earn-Out Financial Statements for Year One and/or Year Two, as applicable, and the calculation of EBITDA for such year(s) institute an arbitration proceeding as provided by Section 12.10 hereof. If the arbitration panel determines that the Earn-Out for Year One and/or Year Two reported by the Buyer understates the actual Earn-Out by 7-1/2% or more, the cost of such arbitration proceeding including reasonable attorneys, accounting and expert witness fees shall be paid by the Buyer.

                    (d) The number of Acquisition Shares shall be based upon the amount of the Earn-Out for Year One and Year Two, as applicable, less any amount the Parent elects to receive in cash divided by the average closing price of the Buyer's common stock on the principal market for such securities for the five trading days before the end of Year One and Year Two, as applicable.

         9.3 Delivery of Acquisition Shares. Assuming the Parent elects its Option to receive Acquisition Shares for the Earn-Out in Year One and/or Year Two, the following provisions shall apply:

                    (a) Assuming the Buyer is required to file reports with the Securities and Exchange Commission, the Buyer shall deliver to TSA such disclosure documents and reports filed by the Buyer with the Securities and Exchange Commission as the Buyer selects.

                    (b) TSA shall execute and deliver to the Buyer by facsimile or otherwise a customary investment letter.

                    (c) At or prior to the delivery of the Acquisition Shares, the Buyer shall execute and deliver to the Parent (or TSA if applicable) a written representation letter (the "Rep Letter") in form satisfactory to the Parent (or TSA if applicable) that:

                             (i)  all  of  the   Buyer's   representations   and
                    warranties contained in this Agreement are true and correct as the date of delivery of the Acquisition Shares;

                             (ii)  Since  the  date  of  the  Buyer's  financial
                    statements contained in the last Form 10-K filed with the Securities and Exchange Commission or other financial statements given to the Parent or TSA (the "Buyer's Financial Statements"), there has not been any change which would have a material adverse effect on the business, results of operations, financial condition, or future prospects of the Buyer except as reflected on a Schedule to the Rep Letter;

                             (iii) Except as set forth on a Schedule to the Rep Letter, the Buyer has timely filed (timely being understood to include all properly granted extensions) all returns required to be filed by it with respect to all Taxes and has paid or reserved all Taxes which are shown to have become due pursuant to such returns and has paid or reserved all other Taxes for which it has received a notice or assessment or demand for payment or has otherwise been made aware of a deficiency. All such returns or reports are true and correct in all material respects.

                             (iv) The Buyer has good and marketable title to all
                    of the Acquisition Shares, free and clear of any Lien and such Shares are not subject to any pre-emptive rights or other restrictions except as may be imposed by the applicable federal and state securities laws.

                             (v) Except as set forth on a Schedule to the Rep Letter, the Buyer does not have any material liability or obligation of any nature, whether contingent, accrued, absolute, unasserted or otherwise, other than liabilities or obligations reflected on the Buyer's Financial Statements and since that date arising in the Ordinary Course of Business.

                             (vi) Except as set forth on a Schedule to the Rep Letter, to the best of its Knowledge the Buyer has at all times operated in all respects and is presently in compliance in all material respects with all Laws including, but not limited to, all applicable domestic and foreign Laws, rules and regulations relating to the safe conduct of business, employment discrimination, wages and hours, employment of illegal aliens, collective bargaining, the payment of withholding and social security taxes, product labelling, antitrust, consumer protection, occupational safety and health, consumer product safety, the importation of goods, product liability, currency exchange, securities and trading with the enemy matters, and to the best of the Buyer's Knowledge no event has occurred which would constitute reasonable grounds for a claim that non-compliance has occurred or is occurring and any non-compliance will not materially and adversely affect the Buyer's business, assets or financial condition.

                             (vii) Except as set forth on a Schedule to the Rep Letter, to the Knowledge of the Buyer, there are no actions, suits, claims, or proceedings pending or threatened against the Buyer, in any court or governmental agency or instrumentality which, if adversely determined, would have a material adverse effect on the business, financial position, or results of operations of the Buyer, nor is there outstanding any writ, order, decree, or injunction applicable to the Buyer that limits the Buyer's authority or right to issue the Acquisition Shares; and

                             (viii) The Earn-Out  Financial  Statements  and all
                    reports, registration statements and other statements filed by the Buyer with the Securities and Exchange Commission since the date of the last Form 10-K or Form 10-KSB, as and if applicable, are true and correct in all material respects, do not contain any untrue statements of material facts and do not omit to state any material facts required to be stated therein or necessary to make the statements therein not misleading.

                             (ix) The Buyer  shall not be deemed to have made to
                    the Parent and TSA any representation or warranty other than as is expressly made in the Rep Letter.

                    (d) The Acquisition Shares to be issued to TSA based upon the Earn-Out shall be delivered to TSA no later than five business days following the 90th day after the end of Year One and/or Year Two, as applicable. If requested, TSA will deliver an undertaking to the Buyer, satisfactory in form and content to the Buyer, whereby TSA will be prohibited from selling, assigning or otherwise transferring or encumbering or pledging any of the Acquisition Shares for such period as may be determined by the underwriter of any public offering without such underwriter's prior written consent which shall not be unreasonably withheld. The lock-up imposed by the underwriter shall not be longer than that imposed on any other stockholder including officers, directors and principal stockholders of the Buyer.

         9.4        Post-Closing Access and Delivery of Reports.

                    (a) The Buyer shall, following the Closing, give to TSA and its authorized representatives such reasonable access, at TSA's cost and expense, during normal business hours and upon prior notice, to all books and records reflecting the results of operations of the Buyer which include the Assets acquired (including without limitation all such accounting books and tax records), as TSA may reasonably require in connection with the preparation and filing of tax returns, audits or any claim made by any party with respect to a liability or obligation that is not an Assumed Obligation. Such access shall also be given to the extent that Section 9.2(b) is applicable as provided therein. The Parent, TSA and their authorized representatives shall execute such confidentiality agreements with respect to such inspections as shall be reasonably requested by the Buyer.

                    (b) Within 30 days following the end of each calendar quarter during Year One, Year Two and the first month following Year Two, the Buyer shall deliver to the Parent in the manner provided for the giving of notice pursuant to Section 12.5 of the Agreement, a written report containing at the very least the information relating to the operations of the Assets acquired as reflected on Schedule 9.4(b) to this Agreement.

                    (c) At the same that the Buyer delivers to the Parent the reports set forth in Section 9.4(b), the Buyer shall also deliver in the same manner to the Parent a calculation of EBITDA for the prior quarter which calculation shall be certified by the Buyer=s chief financial officer.

                    (d) In addition to all of the rights set forth above in this
Section 9.4, if the Parent appoints a designee to the Buyer=s board of directors, such person shall have all of the rights of inspection as a member of the Buyer=s board of directors and audit committee and may share any information obtained as a result of serving on the board of directors and audit committee with the Parent as long as such information is used solely for the purpose of insuring that the Parent=s and TSA=s rights pursuant to this Agreement including the right to obtain an Earn-Out are protected.

                    (e) If requested by the Parent, the Buyer will enter into a separate agreement with the auditors for the Buyer at the Parent's sole expense for the purpose of obtaining from such auditors quarterly agreed upon procedures letters and other reports for the purpose of verifying the information contained in the reports and calculations of EBITDA given to the Parent pursuant to this Agreement. If the Buyer's auditors fail to so agree to provide such services or agree to do so at billing rates which exceed the rates charged to the Buyer, TSA and the Buyer shall select a mutually agreeable auditing firm. The Buyer shall provide such auditors with such information as they may reasonably require, and the Buyer consents to the delivery of such agreed upon procedures letters and reports to the Parent notwithstanding any privilege or confidentiality which might otherwise attach to the information. The Parent shall be subject to the provisions of this Agreement relating to the confidentiality of such information.

         9.5 Guarantee of NCTI. NCTI guarantees to TSA that if the Earn-Out is required to be paid by the Buyer to TSA in Year One and/or Year Two, NCTI unconditionally guarantees the obligation of the Buyer to pay the Earn-Out. In the event that the Buyer does not pay the Earn-Out for Year One or Year Two within five days from the respective due dates, NCTI shall pay the Earn-Out to TSA.

         9.6        Covenant Not to Compete.

                    (a) The Parent and TSA hereby covenant and agree that for the period commencing with the Closing Date and ending two years from such date, the Parent and TSA shall not, within any geographic area throughout the world, directly or indirectly, own, operate, or otherwise engage in any entity or business enterprise which is engaged in the manufacture or sale of vehicle audio systems or components thereof or which engages in a business similar to that conducted by the TSA and the Buyer pursuant to Section 7.4 hereof (the "Prohibited Business"). The provisions of this Section 9.6(a) shall also apply to each of the persons contained on Schedule 9.6(a).

                    (b) The Parent and TSA shall cause its subsidiaries and affiliates, to hold in confidence and refrain from disclosing, or making use of all Knowledge and information of a confidential nature relating to the business of TSA prior to the Closing Date or Knowledge learned as the result of the Parent and TSA exercising their rights hereunder, except Knowledge and information which is or becomes generally available to the public other than as a result of a disclosure prohibited hereby, or is required to be disclosed by Law.

         9.7 Change of Business Name. As of the Closing Date, TSA and any affiliate of TSA whose name includes "Top Source Automotive" shall change its name to a name which does not include "Top Source Automotive, Inc." but which may include the words "Top Source"), and the Parent and TSA shall cease using the name "Top Source Automotive, Inc.", or any confusingly similar name but can use names containing the words "Top Source".

         9.8 Further Assurances. The Parent and TSA from time to time after the Closing, at the Buyer's request, will execute, acknowledge and deliver to the Buyer such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as the Buyer may reasonably require in order to vest more effectively in the Buyer, or to put the Buyer more fully in possession of, any of the Assets. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

         9.9 Hiring of TSA's Employees. Following the Closing, the Buyer shall have the right, but not the obligation, to employ TSA's officers and other employees as it may elect. In this regard, unless specifically provided by Law, the Buyer shall be under no obligation to assume any liabilities or obligations under any of the Parent's or TSA's Employee Benefit plans. Provided, however, any sums due to such persons for salaries, wages, benefits or otherwise shall be assumed by the Buyer.

         9.10 Nominee to the Buyer's Board of Directors. Following the Closing, the Parent shall have the right to appoint a member to the Buyer's board of directors for a period of six months following the later of (i) the expiration of Year Two, and (ii) the Buyer's full compliance with the delivery of information contained in Section 9.2 hereof. The Buyer shall use its best efforts to either cause such person to be elected at meetings of the stockholders or appointed, as the case may be.

10.  Survival  of  Representations  and  Warranties.   The  representations  and
warranties contained in this Agreement shall survive the Closing for a period of one year except as otherwise provided in this Agreement.

         10.1 Indemnification by the Parent and TSA. The Parent and TSA shall, jointly and severally, defend, indemnify, and hold harmless the Buyer and its affiliates and their respective officers, directors, shareholders, agents and employees (individually, a "Buyer Indemnitee" and collectively the "Buyer Indemnitees"), from and against any and all claims, losses, deficiencies, liabilities, obligations, damages, penalties, punitive damages, costs, and expenses (including, without limitation, reasonable legal, accounting and consulting fees), whether or not resulting from third party claims (collectively, "Losses"), suffered by a Buyer Indemnitee, which arise out of or result from:

                    (a) any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Parent or TSA in this Agreement or in any document, certificate or affidavit delivered by the Parent and TSA pursuant to the provisions of this Agreement;

                    (b) any obligation, liability, debt or commitment of TSA which is not an Assumed Obligation, whether or not paid by the Buyer; and

                    (c) any claims by any person arising out of or due to the failure to comply with the bulk sales laws, fraudulent conveyance or other laws for the protection of creditors of the State of Michigan, including, without limitation, any claims by any person against all or any part of the Assets.

                    (d) any other matter related to the conduct of its business by TSA or any predecessor or the use or ownership of the Assets prior to the Closing (including, but not limited to, all acts, omissions and conditions existing or occurring prior to the Closing for which any of the Buyer Indemnitees is alleged to be liable pursuant to any successor or similar theory of liability).

         10.2 Indemnification by the Buyer. The Buyer shall defend, indemnify and hold harmless, the Parent and TSA and their respective officers, directors, agents and employees (individually, a "Seller Indemnitee" and collectively the "Seller Indemnitees") from and against any and all Losses, suffered by a Seller Indemnitee, which arise out of or result from any inaccuracy or misrepresentation in or breach of any of the representations, warranties, covenants or agreements made by the Buyer in this Agreement or in any document, certificate or affidavit delivered by the Buyer pursuant to the provisions of this Agreement; any Taxes arising from the operation by the Buyer after the Closing Date of the business purchased by the Buyer or any of the Assumed Obligations.

         10.3 Indemnification Payments. Subject to Section 10.4, all indemnity payments, whether by the Buyer, the Parent or TSA, to be made under this Agreement shall be made in immediately available funds.

         10.4       Procedure for Third Party Claims.

                    (a) Notice to the indemnifying party shall be given promptly after receipt by any Seller Indemnitee or Buyer Indemnitee of actual Knowledge of the commencement of any action or the assertion of any claim that will likely result in a claim by it for indemnity pursuant to this Agreement. Such notice shall set forth in reasonable detail the nature of such action or claim to the extent known, and include copies of any written correspondence or pleadings from the party asserting such claim or initiating such action. The indemnifying party shall be entitled, at its own expense, to assume or participate in the defense of such action or claim. In the event that the indemnifying party assumes the defense of such action or claim, it shall be conducted by counsel chosen by such party and approved by the party seeking indemnification, which approval shall not be unreasonably withheld.

                    (b) With  respect to  actions  as to which the  indemnifying party does not exercise its right to assume the defense, the party seeking indemnification shall assume and control the defense of and contest such action with counsel chosen by it and approved by the indemnifying party, which approval shall not be unreasonably withheld. The indemnifying party shall be entitled to participate in the defense of such action, the cost of such participation to be at its own expense. The indemnifying party shall be obligated to pay the reasonable attorneys' fees and expenses of the party seeking indemnification to the extent that such fees and expenses related to claims as to which indemnification is payable under Sections 10.1 or 10.2, as such expenses are incurred.

                    (c) Both the indemnifying party and the indemnified party shall cooperate fully with one another in connection with the defense, compromise, or settlement of any such claim or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control.

         10.5 Remedies Cumulative. The remedies provided for herein shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other remedies against any other party. Nothing contained in Sections 10.1 - 10.4 shall be construed in any way to limit, impair or modify any provisions of this Agreement or to otherwise impose any additional liability or obligation on the Buyer at any time for any liability or obligation of the Parent or TSA other than the Buyer's obligation to indemnify the Parent or TSA hereunder.

         10.6 Limits on Indemnification. Notwithstanding the provisions of Sections 10.1 - 10.4 above, neither the Buyer Indemnitees nor the Seller Indemnitees shall be entitled to receive indemnification under this Agreement for a claim relating to a breach of a representation or warranty contained herein until the aggregate amount of indemnification claims they shall have asserted hereunder shall exceed $100,000.

11. Brokerage. Each of the parties represents that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any compensation including, without limitation, a commission or finder's fee, in connection with any of these transactions except the Parent shall be responsible to pay for the fees and costs of its financial advisor. The parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim, or expense incurred by reason of any compensation, including, without limitation, brokerage, commission, or finder's fee, alleged to be payable because of any act, omission, or statement or the indemnifying party.

12.      General Provisions.

         12.1 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision by its severance herefrom.

         12.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         12.3 Benefit. This Agreement shall be binding upon and inure to the benefit of the Parent and TSA and their legal representatives, successors and assigns. The Buyer shall not make any assignment, whether by voluntary or involuntary act including operation of law, without the written consent of the Parent and TSA which may be unreasonably withheld.

         12.4 Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery or by facsimile delivery as follows:

         The Parent and TSA:     Top Source Technologies, Inc.
                                 7108 Fairway Drive, Suite 200
                                 Palm Beach Gardens, FL  33418-3757
                                  Facsimile: (561) 691-5220
                                  Attention: President

         with a copy to:          Michael D. Harris, Esq.
                                  Michael Harris, P.A.
                                  712 U.S. Highway One
                                  North Palm Beach, FL 33408
                                  Facsimile (561) 845-0108

         The Buyer:               NCT Audio, Inc.
                                  One Dock Street, Suite 300
                                  Stamford, CT  06902
                                  Facsimile: (203) 348-4106

         The Guarantor:           Noise Cancellation Technologies, Inc.
                                  One Dock Street, Suite 300
                                  Stamford, CT  06902
                                  Facsimile: (203) 348-4106

         with a copy to:          John Horton, Esq.
                                  Noise Cancellation Technologies, Inc.
                                  One Dock Street, Suite 300
                                  Stamford, CT  06902
                                  Facsimile: (203) 348-4106


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         12.5 Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrators, as appropriate, of reasonable attorney's fees, including the fees on appeal, costs and expenses.

         12.6 Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         12.7 Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         12.8 Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

         12.9 Arbitration. Except as provided in Section 12.11 hereof, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Wilmington, Delaware (unless the parties agree in writing to a different location), before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         12.10 Equitable Relief. The parties recognize that the rights granted to the Parent by Section 9.4 of this Agreement and to the Buyer by Section 9.5 are special, unique and of extraordinary character, and that in the event of the breach by the Buyer or the Parent (or TSA) of the terms and conditions of such Sections 9.4 and 9.5, respectively, the Parent or the Buyer shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, to enjoin the offending party from breaching the provisions of Section 9.4 or 9.5.

         12.11 Expenses. The Parent, TSA, the Buyer and NCTI shall each pay all of its own expenses relating to the negotiation and preparation of this Agreement and all other documents including the registration statement relating to the Financing regardless of whether the Closing ever occurs. Provided, however, the Buyer shall pay up to $25,000 of the fees and expenses incurred by Arthur Andersen, LLP in connection with any audits of TSA, the inclusion of TSA=s financial statements in any registration statement filed by the Buyer and the review of such registration statements by Arthur Andersen, LLP.

         12.12 Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

         IN WITNESS WHEREOF the Parent, TSA and the Buyer have set their hand and seals as of the date first above written.

WITNESSES:                TOP SOURCE TECHNOLOGIES, INC.


                           By:
                           William C. Willis, Jr., President


                           TOP SOURCE AUTOMOTIVE, INC.


                           By:
                           William C. Willis, Jr., President

                           NCT AUDIO, INC.


                           By:
                           Michael Parrella, President



         IN WITNESS WHEREOF, NCTI sets its hand and seal as of the date first above written solely as Guarantor of the Buyer's obligation to pay the Earn-out as herein provided pursuant to Section 9.5 hereof.

                             NOISE CANCELLATION TECHNOLOGIES, INC.


                             By:
                             Michael Parrella, President

                       SCHEDULE 1(d)(2) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Promissory Note





PROMISSORY NOTE


$2,500,000                                        ____________, 1998



         FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of Top Source Automotive, Inc. (the "Holder") the sum of two-million five-hundred thousand dollars ($2,500,000). This Note shall bear interest at 12% per annum calculated on the basis of a 360 day year, commencing on the date hereof. Said principal and all accrued interest is due and payable on March 31, 1999.

         This Note shall be secured by a first security interest on the assets of the Maker as identified on Exhibit A attached hereto.

         Payments shall be made in legal tender of the United States of America at Top Source Technologies, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, FL 33418-3757, or at such other place as may be designated in writing by the Holder.

         This Note may be prepaid in whole or in part, at any time without penalty.

         This Note shall be in default when payment required to be made hereunder shall not have been received by Holder in immediately available funds by 5:00 p.m. Florida time on its due date.

         In addition to non-payment, the occurrence of any of the following shall constitute a default prior to the due date:

         (a) A receiver, liquidator, trustee or similar officer of the Maker or of any property of the Maker shall be appointed by court order; any property of the Maker shall be sequestered by court order; or a petition shall be filed against the Maker under any bankruptcy, reorganization or insolvency law and shall not be dismissed within 30 days after such filing;

         (b) The Maker shall file a petition in bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law;

         (c) The Maker shall make a formal or informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Maker or of all or any part of the property of the Maker;

         (d) Any property of the Maker with a value of $_________ or more shall be levied upon, garnished, attached, or otherwise seized for the benefit of any creditor of the Maker or shall be foreclosed upon by any party having a security interest therein;

         (e) Final judgment(s) against the Maker for payment of money aggregating in excess of $__________ shall be outstanding and shall have been outstanding for more than 10 days from the date of entry and shall not have been discharged in full or stayed;

         (f) The Maker shall liquidate or be dissolved or adopt or approve a plan of liquidation, or cease doing business;

         (g) The Maker (i) ceases to carry on  business on a regular  basis,  or
(ii) enters into an agreement to (A) sell substantially all of its assets, (B) merge into, consolidates with or is acquired by any other business entity, (C) sell all or substantially all of the assets it purchased from Top Source Automotive, Inc., or (D) sell more than 49.9% of the Maker's capital stock to a third party; or

         (h) any of the foregoing events occur with respect to the guarantor of this Note.

         While in default, this Note shall bear interest at the rate of 18% per annum or such maximum rate of interest allowable under the laws of the State of Florida.

         Upon the occurrence of any such event of default, all principal and accrued interest under this Note shall, at the election of Holder, become immediately due and payable without notice or demand.

         All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment in protest and, if this Note becomes in default and is placed into the hands of an attorney for collection, to pay attorney's fees and all other costs of such collection, provided the Holder is the prevailing party.

         This Note may not be changed or terminated orally, but only with an agreement in writing, signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought, with such agreement being effective and binding only upon the parties thereto.

         This Note and the rights and obligations of the Holder and of the undersigned shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

     NCT AUDIO PRODUCTS, INC.

     By:
           Michael Parrella, President

                       SCHEDULE 1(f)(1) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Form of Acknowledgement

ACKNOWLEDGEMENT



     Pursuant to the Asset Purchase Agreement (the "Agreement") entered into on August 7, 1998 by and among Top Source Technologies, Inc. (the "Parent"), Top Source Automotive, Inc. ("TSA"), NCT Audio Products, Inc. (the "Buyer") and Noise Cancellation Technologies, Inc. ("NCTI"), the Buyer and NCTI acknowledge that TSA has elected to transfer the Acquisition Consideration, as defined by the Agreement, to the Parent. All payments pursuant to the Note, as defined by the Agreement, and, if applicable, the guarantee, shall be made directly to the Parent.


         IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement this ____ day of ___________, 1998.

                                NCT AUDIO PRODUCTS, INC.



                           By:
                                Michael Parella, President


                                NOISE CANCELLATION TECHNOLOGIES, INC.



                           By:
                                Michael Parrella, President

                       SCHEDULE 1(f)(2) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Form of Assignment of Promissory Note

ASSIGNMENT OF PROMISSORY NOTE

     WHEREAS, Top Source Automotive, Inc. ("TSA") is the holder of a note in the amount of $2,500,000 issued by NCT Audio Products, Inc. (the "Note"), guaranteed by Noise Cancellation Technologies, Inc. (the "Guarantee"); and

         WHEREAS, TSA desires to assign all its rights in the Note and its rights in the Guarantee to Top Source Technologies, Inc.

         NOW THEREFORE, FOR $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, TSA hereby assigns all its right, title and interest in the Note and Guarantee to Top Source Technologies, Inc.

         IN WITNESS WHEREOF, the undersigned has executed this Assignment of Promissory Note this _____ day of ___________, 1998.

TOP SOURCE AUTOMOTIVE, INC.


By:
William C. Willis, President

                       SCHEDULE 2.3(1) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Form of Escrow Agreement

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT ("Agreement") entered into as of this 30th day of July, 1998, among Top Source Technologies, Inc. (the "Parent"), Top Source Automotive, Inc. ("TSA"), NCT Audio Products, Inc. (the "Buyer") and Michael Harris, P.A. (the "Escrow Agent").

     WHEREAS, the Buyer is negotiating with the Parent and TSA to purchase the assets of TSA and pursuant to the Asset Purchase Agreement (the "Purchase Agreement") being negotiated, the Buyer is required to make the Second Payment; and

     WHEREAS, the Buyer desires to make the Second Payment prior to execution of the Purchase Agreement pursuant to the terms and conditions contained in this Agreement; and

     WHEREAS, the Parent, TSA, the Buyer and the Escrow Agent desire to enter into this Agreement providing for the Second Payment to be held in escrow.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

     1. All capitalized terms not defined in this Agreement shall have the meaning described to them in the Purchase Agreement.

     2. The Buyer has deposited with the Escrow Agent the sum of $2,050,000 representing the Second Payment.

     3. The Buyer may give notice to the Escrow Agent at any time prior to 6:00 p.m., New York time, on August 7, 1998, requesting that the Escrow Agent return the $2,050,000 to the Buyer. Upon receipt of that notice, the Escrow Agent shall promptly refund to the Buyer the sum of $2,050,000 together with one-half of the money market interest earned on the $2,050,000 (the "Income"). The remaining one-half of the Income shall be paid to the Parent and TSA.

     4. The Second Payment and the Income, as it is earned, shall be deposited by the Escrow Agent in a money market account maintained with Raymond James & Associates, Inc., a member of the New York Stock Exchange or, at the sole discretion of the Escrow Agent, it may be invested in United States government securities or in accounts or certificates of deposits of money center banks. Unless the Second Payment and one-half of the Income are delivered to the Buyer as a result of its request for return of the Second Payment as provided above, the Escrow Agent shall hold the Second Payment and the Income, two stock certificates, one for 20.5% of the issued and outstanding common stock of TSA and the other for 14.5% reflecting that the Buyer is the record owner of such shares and a stock power executed by the Buyer containing a medallion guarantee (collectively the "Escrow"). The Escrow Agent shall hold the Escrow until the Parent's stockholders shall have voted on a proposal to sell 100% of TSA's Assets to the Buyer pursuant to the Purchase Agreement. If such stockholder approval is obtained in the manner required by the Delaware General Corporation Law, the Escrow Agent shall deliver the Second Payment and one-half of the Income to the Parent and the TSA common stock certificate, the stock power and the other one-half of the Income to the Buyer. If the Parent's stockholders do not approve the sale of 100% of the Assets, the Escrow Agent shall return the Second Payment to the Buyer with one-half of the Income, deliver the TSA stock certificate for 14.5% to the Buyer and deliver the TSA stock certificate for 20.5%, stock power and one-half of the Income to the Parent.

     5. While the Escrow Agent is holding the Escrow, the components of the Escrow shall not become the property of the Escrow Agent or any other party to this Agreement, or be subject to the debts of the Escrow Agent or any other party to this Agreement, and the Escrow Agent shall make or permit no disbursements from the Escrow except as expressly provided herein. Until the Escrow is delivered as provided by this Agreement, the Second Payment shall be deemed to be the property of the Buyer free and clear of any or all claims of the Parent, TSA or any of their creditors, and the TSA stock certificate shall be deemed to be the property of the Parent free and clear of any and all claims of the Buyer or any of its creditors. At such time as the Escrow Agent shall have made all the payments and remittances provided for in this Agreement, the Escrow Agent shall be completely discharged and released of any and all further liabilities and responsibilities hereunder.

     6. The Escrow Agent, in its actions pursuant to this Agreement, shall be fully protected in every reasonable exercise of its discretion and shall have no obligations hereunder either to the Parent, TSA or the Buyer, except as expressly set forth herein.

     7. In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for willful act or omission, and it shall, accordingly, not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its counsel given with respect to any question relating to the duties and responsibilities of the Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including the written advice provided for herein, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed and presented by a proper person or persons, and to conform with the provisions of this Escrow Agreement.

     8. If at any time a dispute shall exist as to the duties of the Escrow Agent and the terms thereof, the Escrow Agent may deposit said funds with the Clerk of the Court of Palm Beach County, State of Florida and may interplead the parties hereto. Upon so depositing such funds and filing its complaint in the interpleader, the Escrow Agent shall be completely discharged and released from all further liability or responsibility under the terms hereof.

     9. The Parent, TSA and the Buyer, jointly and severally, hereby agree to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent in connection with its acceptance of appointment as Escrow Agent hereunder, or the performance of its duties hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof unless the Escrow Agent is found by a court of competent jurisdiction to have committed a willful act or omission causing legal damages.

     10. This Escrow Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Florida.


     11. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.


     12. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     13. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     14. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery or by facsimile delivery as follows:

The Parent and TSA:

Top Source Technologies, Inc.
7108 Fairway Drive, Suite 200
Palm Beach Gardens, FL 33418-3757
Facsimile: (561)691-5220
Attention: President


Escrow Agent:

Michael D. Harris, Esq.
Michael Harris, P.A.
712 U.S. Highway One
North Palm Beach, FL 33408
Facsimile (561) 845-0108


The Buyer:

NCT Audio, Inc.
One Dock Street
Suite 300
Stamford, CT 06902
Facsimile: (203) 348-4106


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     15. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, including the fees on appeal, costs and expenses.


     16. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     17. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         IN WITNESS WHEREOF, the Parent, TSA, the Buyer and the Escrow Agent have executed this Escrow Agreement on the date and year first above written.

Witnesses:                        TOP SOURCE TECHNOLOGIES, INC.



                                   By: /s/ William C. Willis, Jr.
                                       William C. Willis, Jr., President


                                  TOP SOURCE AUTOMOTIVE, INC.


                                    By: /s/ William C. Willis, Jr.
                                        William C. Willis, Jr., President


                                  MICHAEL HARRIS, P.A.


                                   By: /s/ Michael D. Harris
                                       Michael D. Harris, President


                                  NCT AUDIO PRODUCTS, INC.


                                   By: /s/ Michael Parrella
                                       President

                       SCHEDULE 2.3(2) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Amendment to the Escrow Agreement

Top Source Technologies, Inc.
                                            7108 Fairway Drive, Suite 200
                                         Palm Beach Gardens, FL  33418-3757



                                                   August 17, 1998


NCT Audio Products, Inc.
One Dock Street, Suite 300
Stamford, CT  06902

Michael Harris, P.A.
712 U.S. Highway One
Suite 400
North Palm Beach, FL  33408



Gentlemen:

     This letter agreement amends in certain respects that certain Escrow Agreement (the "Agreement") entered into as of July 30, 1998 among Top Source Technologies, Inc., Top Source Automotive, Inc. ("TSA"), NCT Audio Products, Inc. (the "Buyer") and Michael Harris, P.A. (the "Escrow Agent").

         We hereby agree that the Agreement is amended as follows:

1. The time in which the Buyer may give notice to the Escrow Agent as provided in Section 3 of the Agreement has previously been extended to 6:00 p.m., New York time on August 14, 1998.

2. All references in the Agreement to a stock certificate for 20% of TSA common stock shall be deleted and replaced by a stock certificate representing 5.5% of TSA's common stock. The Escrow Agent is directed to return the certificate for 20% TSA common stock in exchange for receipt of a certificate for 5.5% of TSA's common stock.

         In all other respects the Agreement is ratified and confirmed.

         Please sign a copy of this letter agreement agreeing to be bound by its terms.


Very truly yours,


/s/ William C. Willis, Jr.
William C. Willis, Jr.
WCW:rsr

         We hereby agree to the contents of the foregoing letter agreement.

Date:  August ___, 1998


        TOP SOURCE TECHNOLOGIES, INC.


         By: /s/ William C. Willis, Jr.
            William C. Willis, Jr., President


         TOP SOURCE AUTOMOTIVE, INC.

         By: /s/ William C. Willis, Jr.
            William C. Willis, Jr., President


         MICHAEL HARRIS, P.A.



         By: /s/ Michael D. Harris
           Michael D. Harris, President


         NCT AUDIO PRODUCTS, INC.


         By: /s/ Michael Parrella
            Michael Parrella, President

                       SCHEDULE 5.1(a) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Prepaid Assets



Top Source Automotive, Inc
Schedule of Prepaids
Account # 1400
May 31, 1998

Description                                            Amount
-----------------------------------------------------------------
Chrysler Tooling Adjustment                               20,785
Bostick annual property tax                                2,406
Bostick Real Est. mo. bldg. rent                          15,925
IBM annual CATIA software maint.                              89
RDSC-50 hr. supp. contrct.@$80/hr.                         1,700
IBM annual CATIA maint.                                      760
ACS annual EDI software maint.                               545
BSB Comm. qtr. service-voice Mail                            354
IBM 7006 RISC/6000 maint.                                    100
IBM annual software 7012 69345                             2,313
IBM 7012 RISC/6000 maint.                                    179
Bostick Real Est. 3yrs bldg.ins.liability                  6,908
Incat Solutions 1yr CATIA support cont                     2,345
IBM CATIA sftwr. publishing-1 yr.                            124
Savin Corp. copier serv. contract-1 yr.                      432
                                                    =============
                                                          54,965
                                                    =============

                       SCHEDULE 5.1(b) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Personal Property


Date: May 31 98    11:13am           TOP SOURCE AUTOMOTIVE, INC     Page:     1
Asset Net Value Report

Journal 1 in Summary
Sorted by Classification
Including Selected Assets
* Status thru A

          Asset Acquisition                         Acquisition                          Accumulated
             Number Date                Life Rem        Cost      Basis ReductiBasis Red Depreciation  Net Value
----------   ---------                 ---   ---   -----------------------------------------------------------------

COMPUTERS #1505 Totals                                    231,917.62         0        0      189,975.30    41,942.32

PRODUCTION EQUIPMNT.#1510 Totals                          122,309.27         0        0       75,395.39    46,913.88

EXHIBIT EQUIPMENT #1560 Totals                              5,454.40         0        0        5,454.40         0.00

LEASEHLD.IMPROVMNTS.#1540 Totals                          146,745.99         0        0       98,507.28    48,238.71

OFFICE FURN./FIXTRS.#1501 Totals                          126,913.69         0        0       94,074.23    32,839.46

TOOLING (HARD) #1521 Totals                               156,112.63         0        0      114,177.18    41,935.45

VEHICLES #1550 Totals                                      47,124.54         0        0       30,913.61    16,210.93

COMPUTER SOFTWARE #1506 Totals                             50,892.69         0        0       28,088.41    22,804.28

ENGINEERING EQUIP. #1515 Totals                           176,795.25         0        0      159,576.28    17,218.97

TOOLING (SOFT) #1522 Totals                                73,138.45         0        0       73,138.45         0.00

                                                   -----------------------------------------------------------------
10 classifications printed                              1,137,404.53         0.00     0.00   869,300.53   268,104.00
                                                   =================================================================


Date: May 31 98    2:22pm                                     TOP SOURCE AUTOMOTIVE, INC           Page:     1
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets
* Status thru A

       Asset Acquisition                        Acquisition     Basic      Basic     Accumulated
          Number Date            Life   Rem        Cost       Reduction  Reduction   Depreciation     Net Value
     ---------- ---------        ---    ---   --------------- ----------------------------------------------------

9   Feb 01 90                       36      0           3,600.00      -           -          3,600.00             -
52   Mar 01 92                      36      0           2,149.00      -           -          2,149.00             -
57   Mar 01 92                      36      0           2,755.00      -           -          2,755.00             -
81   May 01 92                      36      0           2,796.31      -           -          2,796.31             -
95   Jun 01 92                      36      0          21,241.05      -           -         21,241.05             -
105   Jun 01 92                     36      0             395.14      -           -            395.14             -
114   Jul 01 92                     36      0           1,333.00      -           -          1,333.00             -
125   Aug 01 92                     36      0           1,260.00      -           -          1,260.00             -
151   Jan 01 93                     36      0             557.44      -           -            557.44             -
168   Jul 01 93                     36      0          11,850.00      -           -         11,808.34            41.66
183   Aug 01 93                     36      0             984.31      -           -            984.31             -
184   Sep 01 93                     36      0             543.43      -           -            543.43             -
191   Sep 01 93                     36      0           1,599.37      -           -          1,599.37             -
193   Sep 01 93                     36      0             975.00      -           -            975.00             -
197   Oct 01 93                     36      0           6,865.11      -           -          6,865.11             -
220   Jan 01 94                     36      0           1,200.00      -           -          1,200.00             -
339   Feb 14 94                     36      0           4,300.00      -           -          4,300.00             -
353   Nov 02 93                     36      0           2,384.84      -           -          2,384.84             -
358   Mar 14 94                     36      0           3,116.05      -           -          3,116.05             -
362   Mar 07 94                     36      0             850.00      -           -            850.00             -
371   Apr 26 94                     36      0           2,350.00      -           -          2,350.00             -
372   Apr 26 94                     36      0             700.00      -           -            700.00             -
396   May 16 94                     36      0           2,050.00      -           -          2,050.00             -
471   Oct 25 94                     36      0           1,555.00      -           -          1,555.00             -
489   Nov 02 94                     36      0             697.16      -           -            697.16             -
492   Dec 01 94                     36      0             995.00      -           -            995.00             -
494   Jan 17 95                     36      0             688.87      -           -            688.87             -
497   Feb 01 95                     36      0             808.79      -           -            808.79             -
498   Feb 27 95                     36      0           4,197.60      -           -          4,197.60             -
503   May 01 95                     36      0             532.70      -           -            532.70             -
513   Jul 25 95                     36      0           1,327.87      -           -          1,290.98            36.89
529   Aug 22 95                     36      1          29,792.44      -           -         28,137.30         1,655.14
530   Aug 22 95                     36      1           6,650.00      -           -          6,280.56           369.44
531   Sep 12 95                     36      2           4,558.00      -           -          4,178.17           379.83
532   Sep 21 95                     36      2           3,000.00      -           -          2,750.00           250.00
540   Oct 04 95                     36      3             805.50      -           -            716.00            89.50
541   Oct 06 95                     36      3           1,059.98      -           -            942.20           117.78
542   Oct 17 95                     36      3           3,312.00      -           -          2,944.00           368.00
547   Oct 19 95                     36      3             678.38      -           -            603.00            75.38
548   Nov 02 95                     36      4             792.88      -           -            682.76           110.12
557   Oct 28 95                     36      3           3,089.74      -           -          2,746.44           343.30
558   Oct 28 95                     36      3           4,727.64      -           -          4,202.35           525.29
569   Feb 14 96                     36      7           1,551.30      -           -          1,206.57           344.73
570   Feb 28 96                     36      7           4,982.00      -           -          3,874.89         1,107.11
581   Feb 24 96                     36      7           2,860.40      -           -          2,224.76           635.64
582   Mar 08 96                     36      8             323.29      -           -            242.47            80.82
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     2
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

608   May 08 96                     36     10             484.40      -           -            336.39           148.01
617   Apr 25 96                     36      9             322.12      -           -            232.64            89.48
621   May 07 96                     36     10             472.74      -           -            328.29           144.45
624   May 03 96                     36     10           3,263.74      -           -          2,266.49           997.25
625   May 01 96                     36     10             753.66      -           -            523.38           230.28
628   May 29 96                     36     10           1,487.40      -           -          1,032.92           454.48
637   Jun 10 96                     36     11           7,092.09      -           -          4,728.06         2,364.03
638   Jun 10 96                     36     11             423.97      -           -            282.65           141.32
644   Apr 30 96                     36      9           1,717.20      -           -          1,240.20           477.00
651   Jul 19 96                     36     12             513.04      -           -            327.78           185.26
653   May 25 96                     36     10             278.78      -           -            193.60            85.18
656   Aug 20 96                     36     13           5,115.60      -           -          3,126.20         1,989.40
664   Sep 03 96                     36     14             394.32      -           -            230.02           164.30
665   Sep 07 96                     36     14             634.94      -           -            370.38           264.56
669   Oct 07 96                     36     15             587.24      -           -            326.23           261.01
675   Oct 31 96                     36     15             352.97      -           -            196.09           156.88
680   Nov 27 96                     36     16          25,062.11      -           -         13,227.22        11,834.89
682   Dec 16 96                     36     17             563.39      -           -            281.70           281.69
683   Dec 20 96                     36     17             570.74      -           -            285.37           285.37
697   Jan 28 97                     36     18             497.14      -           -            234.76           262.38
699   Feb 03 97                     36     19             890.40      -           -            395.73           494.67
700   Feb 10 97                     36     19           7,745.42      -           -          3,442.41         4,303.01
706   Feb 17 97                     36     19           2,727.26      -           -          1,212.12         1,515.14
709   Mar 28 97                     36     20           3,573.70      -           -          1,489.04         2,084.66
717   Jan 17 97                     36     18           2,532.34      -           -          1,195.83         1,336.51
721   Aug 08 97                     36     25             317.99      -           -             88.33           229.66
727   Sep 01 97                      9      0             632.01      -           -            632.01             -
730   Sep 15 97                     36     26             689.04      -           -            172.26           516.78
733   Dec 05 97                     36     29           3,329.18      -           -            554.86         2,774.32
741   May 14 98                     36     34             360.40      -           -             10.01           350.39
742   May 28 98                     36     34           1,017.60      -           -             28.27           989.33
165-A   Jun 01 93                   36      0           2,673.10      -           -          2,673.10             -
                                               --------------- ----------------------------------------------------
COMPUTERS #1505 Totals                                231,917.62      -           -        189,975.30        41,942.32

47   Jul 01 89                      48      0           7,135.20      -           -          7,135.20             -
153   Jan 31 93                     48      0             639.71      -           -            639.71             -
154   Jan 31 93                     48      0           1,800.00      -           -          1,800.00             -
159   Feb 01 93                     48      0             957.90      -           -            957.90             -
169   Jul 01 93                     48      0           5,436.27      -           -          5,436.27             -
171   Jul 01 93                     48      0           5,556.40      -           -          5,556.40             -
174   Jul 01 93                     48      0           1,422.62      -           -          1,422.62             -
218   Jan 01 94                     36      0           1,453.63      -           -          1,453.63             -
355   Mar 24 94                     48      0           1,200.00      -           -          1,200.00             -
356   Mar 28 94                     48      0           1,400.00      -           -          1,400.00             -
373   Apr 01 94                     48      0           3,800.00      -           -          3,800.00             -
484   Nov 07 94                     48      4           2,100.00      -           -          1,881.25           218.75
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     3
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

493   Dec 09 94                     48      5           1,692.00      -           -          1,480.50           211.50
495   Jan 01 95                     36      0           3,200.00      -           -          3,200.00             -
500   Apr 18 95                     48      9           2,929.19      -           -          2,318.94           610.25
517   Aug 09 95                     48     13           1,845.06      -           -          1,306.92           538.14
520   Jun 23 95                     48     11           2,133.35      -           -          1,600.01           533.34
539   Aug 29 95                     48     13             715.80      -           -            507.03           208.77
549   Nov 08 95                     36      4           1,056.60      -           -            909.85           146.75
565   Dec 14 95                     48     17           3,940.12      -           -          2,462.58         1,477.54
572   Jan 25 96                     48     18           1,820.62      -           -          1,099.96           720.66
583   Mar 06 96                     48     20           3,013.50      -           -          1,695.09         1,318.41
584   Mar 11 96                     48     20             959.00      -           -            539.44           419.56
585   Mar 21 96                     48     20             875.00      -           -            492.19           382.81
586   Mar 21 96                     48     20             680.00      -           -            382.50           297.50
598   Apr 02 96                     48     21           4,591.00      -           -          2,486.79         2,104.21
609   May 10 96                     48     22           3,075.00      -           -          1,601.56         1,473.44
611   May 09 96                     48     22           6,757.40      -           -          3,519.48         3,237.92
618   Apr 19 96                     48     21           1,000.64      -           -            542.01           458.63
619   Apr 30 96                     48     21             259.70      -           -            140.67           119.03
623   May 17 96                     48     22             980.50      -           -            510.68           469.82
633   Apr 25 96                     84     57          26,387.64      -           -          8,167.60        18,220.04
643   Jul 12 96                     48     24             365.44      -           -            175.11           190.33
646   Jul 09 96                     48     24           2,475.10      -           -          1,185.99         1,289.11
648   Jul 09 96                     48     24             287.50      -           -            137.76           149.74
657   Jul 10 96                     48     24             287.50      -           -            137.76           149.74
658   Jul 23 96                     48     24             637.59      -           -            305.51           332.08
659   Jun 27 96                     12      0           1,503.26      -           -          1,503.26             -
677   Oct 01 96                     48     27             795.00      -           -            331.25           463.75
678   Oct 21 96                     48     27             413.20      -           -            172.17           241.03
679   Nov 01 96                     48     28             721.50      -           -            285.59           435.91
691   Jan 09 97                     48     30           4,413.84      -           -          1,563.24         2,850.60
696   Jan 08 97                     48     30             654.39      -           -            231.76           422.63
731   Nov 20 97                     48     40             375.00      -           -             54.69           320.31
734   Dec 09 97                     48     41           2,285.00      -           -            285.63         1,999.37
735   Dec 09 97                     48     41           2,200.00      -           -            275.00         1,925.00
736   Dec 17 97                     48     41           2,581.10      -           -            322.64         2,258.46
611-01   May 08 96                  48     22           1,500.00      -           -            781.25           718.75
                                               --------------- ----------------------------------------------------
PRODUCTION EQUIPMNT.#1510 Totals                      122,309.27      -           -         75,395.39        46,913.88

30   Feb 01 91                      36      0             897.40      -           -            897.40             -
46   Oct 01 90                      36      0           4,557.00      -           -          4,557.00             -
                                               --------------- ----------------------------------------------------
EXHIBIT EQUIPMENT #1560 Totals                          5,454.40      -           -          5,454.40             -

507   Jun 27 95                     36      0           8,459.72      -           -          8,459.72             -
514   Jul 19 95                     36      0             730.34      -           -            710.05            20.29
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     4
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

519   Aug 23 95                     36      1             670.00      -           -            632.78            37.22
538   Sep 08 95                     36      2          10,925.00      -           -         10,014.58           910.42
545   Oct 12 95                     36      3             411.40      -           -            365.69            45.71
552   Nov 01 95                     36      4             932.22      -           -            802.75           129.47
553   Nov 20 95                     36      4           1,267.35      -           -          1,091.33           176.02
554   Nov 27 95                     36      4             972.64      -           -            837.55           135.09
555   Oct 13 95                     36      3           8,747.00      -           -          7,775.11           971.89
567   Jan 22 96                     36      6           1,638.44      -           -          1,319.85           318.59
568   Jan 24 96                     36      6             800.00      -           -            644.44           155.56
575   Feb 23 96                     36      7             284.68      -           -            221.42            63.26
576   Feb 06 96                     36      7           3,643.00      -           -          2,833.44           809.56
577   Feb 06 96                     36      7           2,436.00      -           -          1,894.67           541.33
578   Feb 19 96                     36      7             800.00      -           -            622.22           177.78
579   Feb 28 96                     36      7             427.50      -           -            332.50            95.00
588   Feb 23 96                     36      7           1,217.75      -           -            947.14           270.61
589   Mar 06 96                     36      8             858.60      -           -            643.95           214.65
590   Mar 19 96                     36      8           8,000.00      -           -          6,000.00         2,000.00
591   Mar 11 96                     36      8             675.00      -           -            506.25           168.75
592   Mar 15 96                     36      8             427.50      -           -            320.63           106.87
593   Mar 15 96                     36      8             225.00      -           -            168.75            56.25
594   Apr 15 96                     36      9           1,300.00      -           -            938.89           361.11
597   Apr 11 96                     36      9           1,030.64      -           -            744.35           286.29
599   Apr 03 96                     36      9             550.00      -           -            397.22           152.78
600   Apr 17 96                     36      9             390.99      -           -            282.38           108.61
601   Apr 19 96                     36      9             736.31      -           -            531.78           204.53
606   Apr 19 96                     36      9             236.80      -           -            171.02            65.78
610   Apr 26 96                     36      9           8,846.10      -           -          6,388.85         2,457.25
615   May 03 96                     36     10             525.00      -           -            364.58           160.42
616   May 08 96                     36     10           1,100.00      -           -            763.89           336.11
620   Apr 30 96                     36      9           2,950.00      -           -          2,130.56           819.44
630   Apr 23 96                     36      9             419.70      -           -            303.12           116.58
632   May 16 96                     36     10             800.00      -           -            555.56           244.44
636   Jun 03 96                     36     11           1,255.50      -           -            837.00           418.50
660   Jul 03 96                     36     12             296.76      -           -            189.60           107.16
666   Sep 24 96                     36     14             641.00      -           -            373.92           267.08
667   Sep 06 96                     36     14           2,300.00      -           -          1,341.67           958.33
671   Sep 13 96                     36     14             875.00      -           -            510.42           364.58
672   Oct 18 96                     36     15             250.00      -           -            138.89           111.11
687   Oct 30 96                     36     15             622.00      -           -            345.56           276.44
692   Jan 16 97                     36     18           1,200.00      -           -            566.67           633.33
693   Jan 03 97                     36     18           5,238.00      -           -          2,473.50         2,764.50
694   Jan 16 97                     36     18             317.50      -           -            149.93           167.57
695   Jan 31 97                     36     18           2,950.00      -           -          1,393.06         1,556.94
708   Mar 13 97                     36     20           2,000.00      -           -            833.33         1,166.67
713   Apr 14 97                     36     21           1,153.00      -           -            448.39           704.61
714   Apr 30 97                     36     21           2,417.16      -           -            940.01         1,477.15
722   Jul 31 97                     36     24           5,148.70      -           -          1,573.21         3,575.49
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     5
Asset Net Value Report                                                               Last

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

723   Aug 05 97                     36     25             325.95      -           -             90.54           235.41
724   Aug 05 97                     36     25             325.95      -           -             90.54           235.41
725   Jul 16 97                     36     24           1,920.00      -           -            586.67         1,333.33
726   Jun 19 97                     36     23           1,000.00      -           -            333.33           666.67
708-1   Apr 15 97                   36     21           3,925.00      -           -          1,526.39         2,398.61
588-01   May 08 96                  36     10           1,217.25      -           -            845.31           371.94
589-01   Apr 02 96                  36      9             503.50      -           -            363.64           139.86
590-01   Apr 02 96                  36      9           8,000.00      -           -          5,777.78         2,222.22
590-02   Apr 18 96                  36      9           5,665.00      -           -          4,091.39         1,573.61
597-01   Apr 18 96                  36      9           1,030.64      -           -            744.35           286.29
632-01   Jul 01 96                  36     12             790.00      -           -            504.72           285.28
636-01   Jul 08 96                  36     12             800.00      -           -            511.11           288.89
636-02   Jul 16 96                  36     12             744.00      -           -            475.33           268.67
667-01   Oct 31 96                  36     15           4,493.95      -           -          2,496.64         1,997.31
671-01   Sep 20 96                  36     14           1,211.45      -           -            706.68           504.77
692-01   Feb 10 97                  36     19             872.00      -           -            387.56           484.44
693-01   Feb 10 97                  36     19           9,777.60      -           -          4,345.60         5,432.00
693-02   Feb 13 97                  36     19             800.00      -           -            355.56           444.44
693-03   Feb 17 97                  36     19           3,244.40      -           -          1,441.96         1,802.44
                                               --------------- ----------------------------------------------------
LEASEHLD.IMPROVMNTS.#1540 Totals                      146,745.99      -           -         98,507.28        48,238.71

20   Oct 01 90                      36      0             654.72      -           -            654.72             -
28   Sep 01 91                      36      0           4,000.00      -           -          4,000.00             -
37   Jan 29 92                      36      0           2,924.06      -           -          2,924.06             -
39   Feb 12 92                      36      0             347.36      -           -            347.36             -
41   Feb 21 92                      36      0             483.60      -           -            483.60             -
68   Apr 01 92                      36      0           1,462.73      -           -          1,462.73             -
77   May 01 92                      36      0           2,340.00      -           -          2,340.00             -
78   May 01 92                      36      0             572.00      -           -            572.00             -
86   May 01 92                      36      0           7,000.00      -           -          7,000.00             -
89   May 01 92                      36      0             235.25      -           -            235.25             -
93   Jun 01 92                      36      0             663.52      -           -            663.52             -
97   Jun 01 92                      36      0           9,197.80      -           -          9,197.80             -
104   Jun 01 92                     36      0           6,090.02      -           -          6,090.02             -
110   Jul 01 92                     36      0             683.28      -           -            683.28             -
127   Aug 01 92                     36      0           1,398.60      -           -          1,398.60             -
130   Sep 01 92                     36      0             598.44      -           -            598.44             -
131   Sep 01 92                     36      0           2,375.36      -           -          2,375.36             -
132   Sep 01 92                     36      0             440.56      -           -            440.56             -
160   Apr 01 93                     36      0           1,129.32      -           -          1,129.32             -
176   Aug 01 93                     36      0           1,647.00      -           -          1,647.00             -
224   Jan 01 94                     36      0           1,966.63      -           -          1,966.63             -
338   Feb 01 94                     36      0             723.84      -           -            723.84             -
344   Feb 07 94                     36      0             364.96      -           -            364.96             -
370   May 20 93                     36      0             408.00      -           -            408.00             -
483   Nov 03 94                     36      0             445.16      -           -            445.16             -
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     6
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

504   Jun 26 95                     36      0             515.95      -           -            515.95             -
511   Jul 18 95                     36      0           5,727.96      -           -          5,568.85           159.11
515   Aug 04 95                     36      1             496.62      -           -            469.03            27.59
516   Aug 23 95                     36      1             703.77      -           -            664.67            39.10
521   Aug 25 95                     36      1           1,340.16      -           -          1,265.71            74.45
522   Aug 28 95                     36      1           2,024.71      -           -          1,912.23           112.48
523   Sep 05 95                     36      2             857.90      -           -            786.41            71.49
524   Sep 08 95                     36      2           1,250.80      -           -          1,146.57           104.23
525   Sep 13 95                     36      2             901.48      -           -            826.36            75.12
526   Sep 19 95                     36      2           1,086.53      -           -            995.99            90.54
527   Sep 12 95                     36      2             670.00      -           -            614.17            55.83
528   Sep 28 95                     36      2             884.98      -           -            811.23            73.75
546   Oct 27 95                     36      3           3,070.75      -           -          2,729.56           341.19
556   Oct 01 95                     36      2           1,243.79      -           -          1,140.14           103.65
580   Feb 17 96                     36      7             423.99      -           -            329.77            94.22
605   Apr 25 96                     36      9           1,706.45      -           -          1,232.44           474.01
622   May 10 96                     36     10             856.20      -           -            594.58           261.62
629   May 22 96                     36     10             875.00      -           -            607.64           267.36
631   May 10 96                     36     10           1,293.14      -           -            898.01           395.13
635   Mar 28 96                     36      8             629.23      -           -            471.92           157.31
640   May 31 96                     36     10             257.58      -           -            178.88            78.70
642   Jul 08 96                     36     12           1,384.00      -           -            884.22           499.78
649   Jul 19 96                     36     12             848.00      -           -            541.78           306.22
654   Jul 23 96                     36     12             323.53      -           -            206.70           116.83
655   Aug 29 96                     36     13             559.80      -           -            342.10           217.70
661   Aug 19 96                     36     13             847.96      -           -            518.20           329.76
662   Sep 17 96                     36     14             710.73      -           -            414.59           296.14
663   Sep 19 96                     36     14             954.12      -           -            556.57           397.55
668   Sep 27 96                     36     14             295.63      -           -            172.45           123.18
689   Jan 20 97                     36     18           3,971.03      -           -          1,875.21         2,095.82
701   Dec 27 96                     36     17             518.50      -           -            259.25           259.25
702   Feb 28 97                     36     19             897.80      -           -            399.02           498.78
703   Feb 07 97                     36     19             220.45      -           -             97.98           122.47
707   Feb 27 97                     36     19             394.29      -           -            175.24           219.05
711   Mar 31 97                     36     20           7,342.20      -           -          3,059.38         4,282.82
712   Apr 15 97                     36     21           2,650.00      -           -          1,030.56         1,619.44
715   May 07 97                     36     22             294.10      -           -            106.20           187.90
719   Jul 31 97                     28     16          28,756.94      -           -         11,297.37        17,459.57
720   Aug 09 97                     36     25             150.00      -           -             41.67           108.33
729   Oct 31 97                     36     27             825.41      -           -            183.42           641.99
                                               --------------- ----------------------------------------------------
OFFICE FURN./FIXTRS.#1501 Totals                      126,913.69      -           -         94,074.23        32,839.46

670   Oct 21 96                     24      3          63,364.00      -           -         52,803.33        10,560.67
674   Oct 21 96                     24      3          63,364.00      -           -         52,803.33        10,560.67
732   Nov 12 97                     24     16          29,384.63      -           -          8,570.52        20,814.11
                                               --------------- ----------------------------------------------------
TOOLING (HARD) #1521 Totals                           156,112.63      -           -        114,177.18        41,935.45
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     7
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

501   Apr 03 95                     36      0             761.08      -           -            761.08             -
502   Apr 11 95                     36      0          11,760.90      -           -         11,706.66            54.24
673   Oct 17 96                     36     15             605.98      -           -            336.66           269.32
688   Oct 15 96                     36     15          30,496.58      -           -         16,942.54        13,554.04
718   Jun 24 97                     36     23           3,500.00      -           -          1,166.67         2,333.33
                                               --------------- ----------------------------------------------------
VEHICLES #1550 Totals                                  47,124.54      -           -         30,913.61        16,210.93

559   Nov 18 95                     36      4           1,500.00      -           -          1,291.67           208.33
560   Dec 11 95                     36      5           1,054.70      -           -            878.92           175.78
561   Dec 12 95                     36      5             686.50      -           -            572.08           114.42
571   Feb 28 96                     36      7           3,386.69      -           -          2,634.09           752.60
596   Apr 03 96                     36      9             961.62      -           -            694.50           267.12
641   Jun 05 96                     36     11             394.38      -           -            262.92           131.46
645   May 28 96                     36     10           6,057.90      -           -          4,206.88         1,851.02
650   Jul 15 96                     36     12             492.90      -           -            314.91           177.99
652   May 25 96                     36     10           1,092.86      -           -            758.93           333.93
676   Nov 11 96                     36     16             665.00      -           -            350.97           314.03
681   Nov 27 96                     36     16           2,260.98      -           -          1,193.30         1,067.68
684   Nov 05 96                     36     16           2,375.00      -           -          1,253.47         1,121.53
685   Dec 30 96                     36     17          25,228.00      -           -         12,614.00        12,614.00
686   Dec 11 96                     36     17             524.70      -           -            262.35           262.35
698   Feb 03 97                     36     19             331.78      -           -            147.46           184.32
705   Feb 13 97                     36     19             557.56      -           -            247.80           309.76
710   Mar 28 97                     36     20             491.46      -           -            204.78           286.68
739   Apr 06 98                     36     33           1,314.40      -           -             73.02         1,241.38
740   Mar 27 98                     36     32           1,516.26      -           -            126.36         1,389.90
                                               --------------- ----------------------------------------------------
COMPUTER SOFTWARE #1506 Totals                         50,892.69      -           -         28,088.41        22,804.28

215   Nov 01 93                     36      0           1,038.91      -           -          1,038.91             -
216   Dec 01 93                     36      0          89,806.24      -           -         89,806.24             -
354   Mar 15 94                     36      0           5,325.94      -           -          5,325.94             -
357   Mar 05 94                     36      0           1,600.00      -           -          1,600.00             -
395   May 03 94                     36      0           3,640.00      -           -          3,640.00             -
409   Jul 01 94                     36      0             576.76      -           -            576.76             -
490   Nov 10 94                     36      0           7,274.38      -           -          7,274.38             -
512   Jun 22 95                     36      0           3,932.51      -           -          3,932.51             -
533   Sep 22 95                     36      2           3,072.94      -           -          2,816.86           256.08
534   Sep 22 95                     36      2           3,072.94      -           -          2,816.86           256.08
535   Sep 27 95                     36      2             763.66      -           -            700.02            63.64
543   Sep 26 95                     36      2           3,735.50      -           -          3,424.21           311.29
550   Oct 31 95                     36      3             803.48      -           -            714.20            89.28
604   Apr 18 96                     36      9           1,514.16      -           -          1,093.56           420.60
612   Apr 29 96                     36      9          36,622.60      -           -         26,449.66        10,172.94
613   Apr 30 96                     36      9           2,352.00      -           -          1,698.67           653.33
634   Mar 13 96                     36      8           1,053.00      -           -            789.75           263.25
Date: May 31 98    2:22pm                                      TOP SOURCE AUTOMOTIVE, INC           Page:     8
Asset Net Value Report

Journal 1 in Detail
Sorted by Classification
Including Selected Assets

       Asset Acquisition                        Acquisition                                   Accumulated
          Number Date            Life   Rem         Cost       Basis ReduBasis ReductDepreciation      Net Value
     ---------- ---------        ---    ---    --------------- ----------------------------------------------------

639   Jun 10 96                     36     11             465.50      -           -            310.33           155.17
647   Jul 02 96                     36     12           7,100.00      -           -          4,536.11         2,563.89
704   Feb 10 97                     36     19           1,630.00      -           -            724.44           905.56
716   May 01 97                     36     22             325.00      -           -            117.36           207.64
728   Oct 14 97                     36     27             615.82      -           -            136.85           478.97
737   Feb 07 98                     36     31             473.91      -           -             52.66           421.25
                                               --------------- ----------------------------------------------------
ENGINEERING EQUIP. #1515 Totals                       176,795.25      -           -        159,576.28        17,218.97

119   Jul 01 92                      3      0           5,450.00      -           -          5,450.00             -
136   Sep 01 92                      3      0          10,100.00      -           -         10,100.00             -
137   Sep 01 92                      3      0             900.00      -           -            900.00             -
138   Sep 01 92                      3      0           6,053.45      -           -          6,053.45             -
139   Sep 01 92                      3      0             600.00      -           -            600.00             -
150   Dec 01 92                      3      0           2,250.00      -           -          2,250.00             -
359   Feb 23 94                      3      0           6,000.00      -           -          6,000.00             -
360   Mar 04 94                      3      0           6,000.00      -           -          6,000.00             -
401   Jun 01 94                      3      0           4,305.00      -           -          4,305.00             -
505   Jun 05 95                      3      0           1,200.00      -           -          1,200.00             -
506   Jun 06 95                      3      0             980.00      -           -            980.00             -
509   Jun 01 95                      3      0           4,300.00      -           -          4,300.00             -
551   Oct 26 95                      3      0          25,000.00      -           -         25,000.00             -
                                               --------------- ----------------------------------------------------
TOOLING (SOFT) #1522 Totals                            73,138.45      -           -         73,138.45             -

                                               --------------- ----------------------------------------------------
325 assets printed                                 1,137,404.53         -           -        869,300.53       268,104.00
                                               =============== ====================================================

                       SCHEDULE 5.1(d) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Leases

Caterpillar Financial Services Lease
Copier
Pitney Bowes Machine
Real Estate Lease
Telephone Lease

                       SCHEDULE 5.1(e) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Contracts

Chrysler Corporation Purchase Orders
Kenwood U.S.A. Corporation
Scheduled Leases

                       SCHEDULE 5.1(g) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Intellectual Property

Attached.

                       SCHEDULE 5.1(h) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Intangible Assets

TOP SOURCE AUTOMOTIVE, INC.
INTANGIBLE ASSETS

May 31, 1998

                                            USE-         OCT '97 NOV '97DEC '97  JAN' 98 FEB' 98MARCH'98 APRIL 'MAY '98  NET
                                    FY 1998 FUL VALUE AT  MONTHLY MONTHLYMONTHLY  MONTHLY MONTHLYMONTHLY  MONTHLYMONTHLY VALUE AT
Description           Cost     A/A   ADD'TL LIF 30-Sep-97 AMORT.  AMORT.  AMORT.  AMORT.  AMORT.  AMORT.  AMORT. AMORT.  30-Sep-98
--------------------------------------------------------------------------------------------------------------------------------
Pelo Rights           58,438.043,728.25     13 17,706.57 374.60  374.60  374.60      374.374.60  374.60  374.60 374.60  14,709.75
B & R Rights         437,500.374,418.21     13 85,517.69 2,804.492,804.42,804.49   2,804.2,804.42,804.49 2,804.42,804.46 3,081.79
OHSS                  55,813.420,454.25     10 39,080.14 465.11  465.11  465.11      465.465.11  465.11  465.11 465.11  35,359.24
OHSS-10/95 Additions   2,185.50  582.80     10 1,748.40   18.21  18.21   18.21        18.18.21   18.21   18.21  18.21    1,602.70
OHSS-11/ 95 Additions  2,653.00  685.36     10 2,144.51   22.11  22.11   22.11        22.22.11   22.11   22.11  22.11    1,967.64
OHSS-12/95 Additions   5,000.001,250.00     10 4,083.33   41.67  41.67   41.67        41.41.67   41.67   41.67  41.67    3,750.00
OHSS-2/96 Additions    1,073.06  241.44     10  894.22    8.94    8.94    8.94         8.98.94    8.94    8.94   8.94      831.62
OHSS-4/96 Additions      267.50   57.96     10  227.38    2.23    2.23    2.23         2.22.23    2.23    2.23   2.23      209.54
OHSS-5/96 Additions    2,194.37  457.16     10 1,883.50   18.29  18.29   18.29        18.18.29   18.29   18.29  18.29    1,737.21
OHSS-6/96 Additions    1,414.00  282.80     10 1,225.47   11.78  11.78   11.78        11.11.78   11.78   11.78  11.78    1,131.20
OHSS-12/96 Additions   1,391.52  208.73     10 1,275.56   11.60  11.60   11.60        11.11.60   11.60   11.60  11.60    1,182.79
OHSS-2/97 Additions    1,314.00  175.20     10 1,226.40   10.95  10.95   10.95        10.10.95   10.95   10.95  10.95    1,138.80
10/97 Glenn S Aren       700.00   46.67 700.10   0.00     5.83    5.83    5.83         5.85.83    5.83    5.83   5.83      653.33
12/97 Hamilton, Brooks ec327.61   13.65 327.10   0.00                                  2.72.73    2.73    2.73   2.73      313.96
1/98 G ardenson          710.00   23.67 710.10   0.00                                     5.92    5.92    5.92   5.92      686.33
3/98 Dykema Goss/Arend13,245.00  331.13,245.10   0.00                                            110.38  110.38 110.38  12,913.88
4/98 G Arendson Patent 2,280.00   38.02,280.10   0.00                                                    19.00  19.00    2,242.00
5/98 Dykema Goss/A9Aren4,156.96   34.64,156.10   0.00                                                           34.64    4,122.32
                     -----------------------   ---------------------------------------------------------------------------------
Total OHSS           590,664.443,029.21,419.57 157,013.163,795.813,795.83,795.81   3,798.3,804.43,914.83  3,933.3,968.4 147,634.11
                     -----------------------   ---------------------------------------------------------------------------------



                       SCHEDULE 5.1(g) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.



Previously delivered to the Buyer by letter dated July 16, 1998.

                         SCHEDULE 5.2 TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Excluded Assets

1. All inter-company accounts receivable are not being sold and shall remain with the Parent.

                       SCHEDULE 5.3(b) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Liens, Encumbrances, Etc.

1. The NationsCredit loan shall be paid at closing.

2. Certain Liens such as Liens or other statutory Liens may exist.

3. Scheduled leases.

                         SCHEDULE 5.5 TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Allocations

To be selected by the Buyer.

                         SCHEDULE 5.6 TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Adjustments to Purchase Price

To be determined.

                       SCHEDULE 6.1(b) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Required Consents, Etc.

1. The Parent and TSA require that the stockholders of the Parent vote to approve the sale of 100% of the common stock of the Parent or the Assets of TSA.

2.       Real Estate Lease Consent.

3.       Kenwood U.S.A. Corp. Agreement.

4. Agreement as to collateral securing the Note.

                       SCHEDULE 6.1(c) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Taxes

None

                       SCHEDULE 6.1(g) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Labor Difficulties

None

                       SCHEDULE 6.1(h) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Employee Benefit Plans

Oasis - Employee Leasing Arrangement.

                       SCHEDULE 6.1(j) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Employee Information


=============================================================================
                                         TOP SOURCE AUTOMOTIVE, INC.
                                                    EMPLOYEES
=============================================================================
EMPLOYEE NAME:
=============================================================================
Salaried:
=============================================================================
Barnes, Lee
Bednarsky, Verna
Belter, Thomas
Flores, Eric
Grice Corr, Debra
Grubbs, Randall
Hensley, Todd
Hren, Richard
Lancaster, Kathy
Martin, Kevin
McLean, James
Paytas, Share
============================================================================
Hourly:
============================================================================
Crachiolo, Kristen
Elias, Firas
Facaeanu, Mihai
Garretson, Nancy
Griffiths, Nancy
Mansoor, Roza
Mefford, Shane
Rasch, Linda
Reese, Clyde
Rofa, Nadir
Schmidt, David
Taylor, Veronica
Zaremski, James
=============================================================================

                       SCHEDULE 6.1(k) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Licenses and Permits

To be provided.

                       SCHEDULE 6.1(m) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Undisclosed Liabilities

None.

                       SCHEDULE 6.1(n) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Compliance with Law Exceptions

None.

                       SCHEDULE 6.1(p) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Pending Litigation

None.

                       SCHEDULE 6.1(q) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Customer List

Chrysler
Kenwood
General Motors

                       SCHEDULE 6.1(R) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.

                                                            page  1


                                       TOP SOURCE AUTOMOTIVE, INC
                                    Comparative Statement of Earnings
                                          Month of MAY 31,1998


                                                          Actual      Prior Year                    % of
                                                           Month           Month        Variance Prior Y
                                                      ----------      ----------      ---------- -------
   Net sales                                          720,761.96    1,713,305.04      992,543.08   42.07
   Cost of sales at standard                          445,159.79    1,117,910.33      672,750.54   39.82
          Gross profit at standard                    275,602.17      595,394.71      319,792.54   46.29
   Manufacturing variances                             39,727.86      119,638.22       79,910.36   33.21
          Manufacturing Profit                        235,874.31      475,756.49      239,882.18   49.58

   Salaries-Administration                              2,166.66        4,110.59        1,943.93   52.71
   Salaries-officer                                         0.00       11,666.66       11,666.66    0.00
   Benefits-officer                                       337.58        1,355.77        1,018.19   24.90
   Auto Allowance-Officer                                   0.00        1,000.00        1,000.00    0.00
   Auto Allowance-Administration                        2,625.00            0.00       (2,625.00)   0.00
   Travel                                                  19.80           36.45           16.65   54.32
   Entertainment                                            0.00        1,636.41        1,636.41    0.00
   Employee benefits-admin.                                88.48           40.13          (48.35) 220.48
   Taxes - Other                                        2,406.05        2,771.12          365.07   86.83
   Contract Labor/Recruitment                           2,590.00           65.00       (2,525.00) ******
   Computer supplies                                      270.57            0.00         (270.57)   0.00
                                                   -------------   -------------   -------------  ------
          Administrative expenses                      10,504.14       22,682.13       12,177.99   46.31

                                                   -------------   -------------   -------------  ------
          Patent amortization                           3,968.47        3,789.98         (178.49) 104.71

   Salaries - sales                                    27,618.08       22,485.02       (5,133.06) 122.83
   Commissions                                          2,616.71          680.34       (1,936.37) 384.62
   Employee benefits-sales                              1,995.36        2,333.03          337.67   85.53
   Auto allowance-Sales                                     0.00        1,793.46        1,793.46    0.00
   Travel                                               1,631.68          190.94       (1,440.74) 854.55
   Entertainment                                          945.03        3,160.07        2,215.04   29.91
   Advertising/promotion                                  150.00            0.00         (150.00)   0.00
   Subscriptions,dues,seminars                          1,312.95            0.00       (1,312.95)   0.00
   Miscellaneous                                            0.00           95.40           95.40    0.00
   Write-off                                                0.00        5,685.96        5,685.96    0.00
                                                   -------------   -------------   -------------  ------
          Selling expenses                             36,269.81       36,424.22          154.41   99.58

   Salaries - engineering                              29,620.41       37,384.60        7,764.19   79.23
   Bonus                                                    0.00        7,152.50        7,152.50    0.00
   Employee benefits-engr.                              2,759.29        4,751.75        1,992.46   58.07
   Auto Allowance-Engineering                               0.00        1,047.68        1,047.68    0.00
   Travel                                                 934.89        1,700.04          765.15   54.99
   Drafting/Engineering supplies                          188.89          596.94          408.05   31.64
   Entertainment                                          307.06           62.41         (244.65) 492.00
   Memberships/Dues                                        21.95       (6,377.50)      (6,399.45)   0.34
   Research and development                             2,469.54        3,073.21          603.67   80.36
   Consulting-Engineering                               7,458.64        8,023.69          565.05   92.96
   Engineering-Equipment Maint.                         1,438.45          559.91         (878.54) 256.91
   Subscriptions,dues,seminars                              0.00          570.00          570.00    0.00
                                                   -------------   -------------   -------------  ------
          Engineering expenses                         45,199.12       58,545.23       13,346.11   77.20

                                                                                                 page  2


                                                          Actual      Prior Year                    % of
                                                           Month           Month        Variance Prior Y
                                                      ----------      ----------      ---------- -------
(continued)
                                                   -------------   -------------   -------------  ------
          Depreciation                                  1,875.93        2,063.73          187.80   90.90

   Discounts allowed                                      881.38            0.00         (881.38)   0.00
   Interest expense                                       135.33          191.46           56.13   70.68
   Misc Income                                            (34.98)           0.00           34.98    0.00
   Interest Income-Affiliates                               0.00          (95.85)         (95.85)   0.00
   Divestiture Expense                                  9,856.70            0.00       (9,856.70)   0.00
   Gain(loss) on sale of fixed as                        (483.50)           0.00          483.50    0.00
   Restructuring Expense                               16,637.50            0.00      (16,637.50)   0.00
                                                   -------------   -------------   -------------  ------
          Other expenses                               26,992.43           95.61      (26,896.82) ******
                                                   -------------   -------------   -------------  ------
          Operating expenses                          124,809.90      123,600.90       (1,209.00) 100.98
          Profit (loss) before taxes on income        111,064.41      352,155.59      241,091.18   31.54
   Taxes on  income                                     4,500.00        6,166.66        1,666.66   72.97
          Net Profit (loss)                           106,564.41      345,988.93      239,424.52   30.80
                                                   =============   =============   =============  ======
                                                                                                  page  3


                                       TOP SOURCE AUTOMOTIVE, INC
                                    Comparative Statement of Earnings
                                       8 Months ended MAY 31,1998
                                                          Actual           Prior        Variance    % of
                                                             YTD             YTD                 Prior Y
                                                      ----------         -------      ---------- -------
   Net sales                                        8,039,267.32   11,971,715.82    3,932,448.50   67.15
   Cost of sales at standard                        5,193,274.24    7,575,535.19    2,382,260.95   68.55
          Gross profit at standard                  2,845,993.08    4,396,180.63    1,550,187.55   64.74
   Manufacturing variances                            197,756.71      281,814.54       84,057.83   70.17
          Manufacturing Profit                      2,648,236.37    4,114,366.09    1,466,129.72   64.37

   Salaries-Administration                             17,258.28       21,862.27        4,603.99   78.94
   Salaries-officer                                         0.00       93,333.28       93,333.28    0.00
   Benefits-officer                                     4,199.20        3,373.20         (826.00) 124.49
   Auto Allowance-Officer                                   0.00        8,000.00        8,000.00    0.00
   Auto Allowance-Administration                       23,585.85        3,864.29      (19,721.56) 610.35
   Travel                                                 518.88        2,340.59        1,821.71   22.17
   Entertainment                                            0.00        5,942.79        5,942.79    0.00
   Employee benefits-admin.                               519.32          677.80          158.48   76.62
   Business taxes, fees, licenses                         209.00          180.00          (29.00) 116.11
   Taxes - Other                                       24,839.82       24,647.22         (192.60) 100.78
   Contract Labor/Recruitment                           3,003.35        5,390.88        2,387.53   55.71
   Computer supplies                                      485.16            0.00         (485.16)   0.00
   Memberships/Dues-officers                                0.00        2,015.00        2,015.00    0.00
                                                   -------------   -------------   -------------  ------
          Administrative expenses                      74,618.86      171,627.32       97,008.46   43.48

                                                   -------------   -------------   -------------  ------
          Patent amortization                          30,807.56       30,252.84         (554.72) 101.83

   Salaries - sales                                   217,260.48      126,951.51      (90,308.97) 171.14
   Commissions                                          9,280.41       10,960.10        1,679.69   84.67
   Employee benefits-sales                             11,833.41       11,447.11         (386.30) 103.37
   Auto allowance-Sales                                     0.00        6,235.79        6,235.79    0.00
   Travel                                              27,233.07        6,219.59      (21,013.48) 437.86
   Entertainment                                       10,934.67       22,041.38       11,106.71   49.61
   Advertising/promotion                                  183.67        7,793.60        7,609.93    2.36
   Show expense                                         6,785.50            0.00       (6,785.50)   0.00
   Subscriptions,dues,seminars                          6,768.72          413.75       (6,354.97) ******
   Miscellaneous                                          557.26        1,953.18        1,395.92   28.53
   Public relations                                     5,355.68            0.00       (5,355.68)   0.00
   Write-off                                             (729.88)       5,685.96        6,415.84   12.84
                                                   -------------   -------------   -------------  ------
          Selling expenses                            295,462.99      199,701.97      (95,761.02) 147.95

   Salaries - engineering                             255,719.58      270,331.17       14,611.59   94.59
   Bonus                                                    0.00       13,761.07       13,761.07    0.00
   Employee benefits-engr.                             17,911.57       18,141.65          230.08   98.73
   Auto Allowance-Engineering                               0.00        2,483.17        2,483.17    0.00
   Travel                                              13,342.32        9,445.46       (3,896.86) 141.26
   Drafting/Engineering supplies                        5,982.85        6,080.79           97.94   98.39
   Entertainment                                        2,717.80        5,750.58        3,032.78   47.26
   Memberships/Dues                                       621.95        4,765.78        4,143.83   13.05
                                                   -------------   -------------   -------------  ------
          Engineering expenses                        296,296.07      330,759.67       34,463.60   89.58

                                                                                                  page  4


                                                          Actual           Prior        Variance    % of
                                                             YTD             YTD                 Prior Y
                                                      ----------         -------      ---------- -------
(continued)
                                                   -------------   -------------   -------------  ------
          Depreciation                                 15,024.05       22,953.38        7,929.33   65.45

                                                   -------------   -------------   -------------  ------
          Research and development                    106,624.38       63,503.43      (43,120.95) 167.90
                                                                                                 page  5


                                       TOP SOURCE AUTOMOTIVE, INC
                                    Comparative Statement of Earnings
                                       8 Months ended MAY 31,1998
                                                          Actual           Prior                    % of
                                                             YTD             YTD        Variance Prior Y
                                                      ----------        --------      ---------- -------
   Discounts allowed                                    5,207.51            0.00       (5,207.51)   0.00
   Interest expense                                     1,217.26        1,792.85          575.59   67.90
   Misc Income                                         (5,226.44)    (126,000.00)    (120,773.56)   4.15
   Interest Income-Affiliates                            (305.89)        (853.55)        (547.66)  35.84
   Divestiture Expense                                  9,856.70            0.00       (9,856.70)   0.00
   Gain(loss) on sale of fixed as                      12,311.31       (8,539.25)     (20,850.56) 144.17
   Restructuring Expense                               15,470.83            0.00      (15,470.83)   0.00
                                                   -------------   -------------   -------------  ------
          Other expenses                               38,531.28     (133,599.95)    (172,131.23)  28.84

                                                   -------------   -------------   -------------  ------
          Operating expenses                          857,365.19      685,198.66     (172,166.53) 125.13
          Profit (loss) before taxes on income      1,790,871.18    3,429,167.43    1,638,296.25   52.22
   Taxes on  income                                    36,166.62       49,333.29       13,166.67   73.31
          Net Profit (loss)                         1,754,704.56    3,379,834.14    1,625,129.58   51.92
                                                   =============   =============   =============  ======


                                       TOP SOURCE AUTOMOTIVE, INC
                                              Balance Sheet
                                               MAY 31,1998

                                                 ASSETS
                                                                 Current      Prior Year       Change in
                                                                 Balance     End Balance         Balance
                                                               ---------  --------------     -----------
Current assets:
   Cash and Equivalents                                      (217,806.94)    (194,056.38)     (23,750.56)
   Receivables-trade                                        1,646,308.64    2,184,699.57     (538,390.93)
   Receivables-other                                           19,939.75       32,622.51      (12,682.76)
   Inventory                                                  722,988.34      764,788.49      (41,800.15)
   Other Current Assets                                        73,895.32       83,482.23       (9,586.91)
   Total Current Assets                                     2,245,325.11    2,871,536.42     (626,211.31)


   Manufacturing and Distribution Rights (net)                147,625.16      157,013.15       (9,387.99)

   Property and Equipment                                   1,179,898.80    1,146,036.05       33,862.75
   Accumulated Depreciation                                  (869,300.53)    (689,098.24)    (180,202.29)
                                                              310,598.27      456,937.81     (146,339.54)

          TOTAL ASSETS                                      2,703,548.54    3,485,487.38     (781,938.84)
                                                           =============   =============   =============
                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts Payable                                           455,532.15      615,419.88     (159,887.73)
   Accrued Liabilities                                         28,530.17      261,969.14     (233,438.97)
   Total Current Liabilities                                  484,062.32      877,389.02     (393,326.70)

Intercompany - Corporate                                  (11,469,309.97)  (9,325,993.27)  (2,143,316.70)

Shareholders' equity:
   Common stock                                                   100.00          100.00            0.00
   Additional paid-in-capital                                 394,820.57      394,820.57            0.00
   Retained earnings                                       11,539,171.06   11,539,171.06            0.00
   Profit (loss) for period                                 1,754,704.56            0.00    1,754,704.56
   Total Shareholders' Equity                              13,688,796.19   11,934,091.63    1,754,704.56

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        2,703,548.54    3,485,487.38     (781,938.84)
                                                           =============   =============   =============
                                                                                                 page  2


                                       TOP SOURCE AUTOMOTIVE, INC
                                    Comparative Statement of Earnings
                                          Month of MAY 31,1998
                                                         Current      Same Month                    % of
                                                           Month      Prior Year        Variance Prior Y
                                                      ----------    ------------      ---------- -------

   Net sales                                          720,761.96    1,713,305.04      992,543.08   42.07
   Cost of sales at standard                          445,159.79    1,117,910.33      672,750.54   39.82
          Gross profit at standard                    275,602.17      595,394.71      319,792.54   46.29
   Manufacturing variances                             39,727.86      119,638.22       79,910.36   33.21
          Manufacturing Profit                        235,874.31      475,756.49      239,882.18   49.58

   Administrative expenses                             10,504.14       22,682.13       12,177.99   46.31
   Patent amortization                                  3,968.47        3,789.98         (178.49) 104.71
   Selling expenses                                    36,269.81       36,424.22          154.41   99.58
   Engineering expenses                                33,832.49       46,318.42       12,485.93   73.04
   Depreciation - Engineering                           1,875.93        2,063.73          187.80   90.90
   Research and development                            11,366.63       12,226.81          860.18   92.96
   Other expenses                                      26,992.43           95.61      (26,896.82) ******
                                                      124,809.90      123,600.90       (1,209.00) 100.98
          Profit (loss) before taxes on income        111,064.41      352,155.59      241,091.18   31.54
   Taxes on  income                                     4,500.00        6,166.66        1,666.66   72.97
 Net Profit (loss)                                    106,564.41      345,988.93      239,424.52   30.80
                                                   =============   =============   =============  ======




          Depreciation plant equipment in cost of      14,497.75       14,231.80         (265.95) 101.87
                                                                                                  page  3


                                       TOP SOURCE AUTOMOTIVE, INC
                                    Comparative Statement of Earnings
                                       8 Months ended MAY 31,1998
                                                          Actual        Prior Yr                    % of
                                                             YTD             YTD        Variance Prior Y
                                                      ----------       ---------      ---------- -------

   Net sales                                        8,039,267.32   11,971,715.82    3,932,448.50   67.15
   Cost of sales at standard                        5,193,274.24    7,575,535.19    2,382,260.95   68.55
          Gross profit at standard                  2,845,993.08    4,396,180.63    1,550,187.55   64.74
   Manufacturing variances                            197,756.71      281,814.54       84,057.83   70.17
          Manufacturing Profit                      2,648,236.37    4,114,366.09    1,466,129.72   64.37

   Administrative expenses                             74,618.86      171,627.32       97,008.46   43.48
   Patent amortization                                 30,807.56       30,252.84         (554.72) 101.83
   Selling expenses                                   295,462.99      199,701.97      (95,761.02) 147.95
   Engineering expenses                               296,296.07      330,759.67       34,463.60   89.58
   Depreciation - Engineering                          15,024.05       22,953.38        7,929.33   65.45
   Research and development                           106,624.38       63,503.43      (43,120.95) 167.90
   Other expenses                                      38,531.28     (133,599.95)    (172,131.23)  28.84
                                                      857,365.19      685,198.66     (172,166.53) 125.13
          Profit (loss) before taxes on income      1,790,871.18    3,429,167.43    1,638,296.25   52.22
   Taxes on  income                                    36,166.62       49,333.29       13,166.67   73.31
 Net Profit (loss)                                  1,754,704.56    3,379,834.14    1,625,129.58   51.92
                                                   =============   =============   =============  ======






          Depreciation plant equipment in cost of     121,962.00      106,528.63      (15,433.37) 114.49


                       SCHEDULE 6.1(t) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Suppliers Discontinuing or Reducing Transactions with TSA

None.

                       SCHEDULE 6.3(b) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Buyer's Consents

                       SCHEDULE 7.1(a) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Actions Outside Ordinary Course of Business

None.

                       SCHEDULE 8.1(g) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Form of Opinion of Buyer's Counsel

1. __________ have been duly organized, are validly existing and are in good standing under the laws of the State of _____________, respectively, with full corporate power and authority to own and lease its properties and conduct its business. To the best of our knowledge, __________ is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it, requires such qualification except for such jurisdictions in which the failure to qualify in the aggregate will not have a material adverse effect on the results of operations, financial condition, business or prospects of __________ taken as a whole.

         2. __________ have the corporate power and authority to execute and deliver the Agreement and other agreements and instruments (the "Transaction Documents") to which each is a party and the authority to perform their obligations thereunder. Such execution, delivery and performance by __________ will not conflict with, or result in a breach of, such party's Articles or Certificate of Incorporation or By-laws. The execution and delivery of the Transaction Documents and the performance of the obligations thereunder by such party will not result in a breach of, default under or other violation of, any of the terms, conditions or provisions of any law or regulation or, to the best of our knowledge, any order, writ, injunction or decree of any court, government or regulatory authority, or any of the terms, conditions or provisions of any agreement, instrument or document to which __________ is a party or by which ___________ or their properties are bound. To our knowledge, such execution, delivery and performance will not constitute grounds for acceleration of the maturity of any material agreement, indenture, undertaking or other instrument to which _______ is a party or by which they or their properties may be bound or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, any of their respective properties pursuant to the provisions of any of the foregoing.

         3. The execution and delivery by __________ of the Transaction Documents to which each is a party and the performance of the transactions contemplated thereby have been duly authorized and approved by all requisite corporate action on the part of each corporation.

         4. Each of the Transaction Documents to which __________ is a party has been duly executed and delivered by such ____________. Each Transaction Document so executed by these parties constitutes the valid and binding obligation of such party enforceable in accordance with its terms, except as the enforceability thereof (i) may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or similar laws relating to or affecting the rights of creditors generally, and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         5. To our knowledge, __________ owns, possesses, is licensed or otherwise has the right to use all licenses, permits and other governmental approvals and authorizations that are materially necessary for the operation of its business.

         6. To the best of our knowledge, there are no judgments outstanding against __________, nor are there any suits or proceedings pending or threatened, which if adversely determined, would have a material adverse effect on (i) the transactions contemplated in, or the validity or enforceability of, any of the Transaction Documents, or (ii) the condition, financial or otherwise, of __________. To the best of our knowledge, __________ is not in default with respect to, or in violation of, (A) any order, writ, injunction or decree of any court, (B) any law, order, regulation or demand of any governmental authority, or (C) any agreement to which __________, or its properties is bound or subject, which would have a material adverse effect on (x) the transactions contemplated in, or the validity or enforceability of, any of the Transaction Documents, or
(y) the condition, financial or otherwise, of __________.

         7. No consents, orders, authorizations, or approvals from, or notices to, registrations with, or exemptions by, any governmental or public body or authority are required by law in connection with the valid execution and delivery of the Transaction Documents by ___________ or the performance by __________ under the Transaction Documents to which either is a party.

                       SCHEDULE 8.2(d) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Material Adverse Changes since June 30, 1998

None.

                       SCHEDULE 8.2(i) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Form of Opinion of Counsel to the Parent and TSA

1. TSI and TSA have been duly organized, are validly existing and are in good standing under the laws of the States of Delaware and Florida, respectively, with full corporate power and authority to own and lease its properties and conduct its business. To the best of our knowledge, TSA is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it, requires such qualification except for such jurisdictions in which the failure to qualify in the aggregate will not have a material adverse effect on the results of operations, financial condition, business or prospects of TSA taken as a whole.

         2. TSI and TSA have the corporate power and authority to execute and deliver the Agreement and other agreements and instruments (the "Transaction Documents") to which each is a party and the authority to perform their obligations thereunder. Such execution, delivery and performance by TSI and TSA will not conflict with, or result in a breach of, such party's Articles or Certificate of Incorporation or By-laws. The execution and delivery of the Transaction Documents and the performance of the obligations thereunder by such party will not result in a breach of, default under or other violation of, any of the terms, conditions or provisions of any law or regulation or, to the best of our knowledge, any order, writ, injunction or decree of any court, government or regulatory authority, or any of the terms, conditions or provisions of any agreement, instrument or document to which TSI or TSA is a party or by which TSI or TSA or their properties are bound. To our knowledge, such execution, delivery and performance will not constitute grounds for acceleration of the maturity of any material agreement, indenture, undertaking or other instrument to which TSI or TSA is a party or by which they or their properties may be bound or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, any of their respective properties pursuant to the provisions of any of the foregoing.

         3. The execution and delivery by TSI and TSA of the Transaction Documents to which each is a party and the performance of the transactions contemplated thereby have been duly authorized and approved by all requisite corporate action on the part of each corporation.

         4. Each of the Transaction Documents to which TSI and TSA is a party has been duly executed and delivered by such parties. Each Transaction Document so executed by these parties constitutes the valid and binding obligation of such party enforceable in accordance with its terms, except as the enforceability thereof (i) may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or similar laws relating to or affecting the rights of creditors generally, and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         5. All shares of TSA's outstanding stock have been duly authorized validly issued and are fully paid and non-assessable. To the best of our knowledge, there are no pre-emptive or other rights to subscribe for or to purchase shares of common stock, nor, to the best of our knowledge, are there any restrictions upon the voting or transfer of any of the outstanding shares of common stock.
         6. To our knowledge, TSA owns, possesses, is licensed or otherwise has the right to use all licenses, permits and other governmental approvals and authorizations that are materially necessary for the operation of its business.

         7. To the best of our knowledge, there are no judgments outstanding against TSA, nor are there any suits or proceedings pending or threatened, which if adversely determined, would have a material adverse effect on (i) the transactions contemplated in, or the validity or enforceability of, any of the Transaction Documents, or (ii) the condition, financial or otherwise, of TSA. To the best of our knowledge, TSA is not in default with respect to, or in violation of, (A) any order, writ, injunction or decree of any court, (B) any law, order, regulation or demand of any governmental authority, or (C) any agreement to which TSA, or its properties is bound or subject, which would have a material adverse effect on (x) the transactions contemplated in, or the validity or enforceability of, any of the Transaction Documents, or (y) the condition, financial or otherwise, of TSA.

         8. No consents, orders, authorizations, or approvals from, or notices to, registrations with, or exemptions by, any governmental or public body or authority are required by law in connection with the valid execution and delivery of the Transaction Documents by TSI or TSA, or the performance by TSI or TSA under the Transaction Documents to which either is a party.

                       SCHEDULE 9.6(a) TO AGREEMENT AMONG
                         TOP SOURCE TECHNOLOGIES, INC.,
                          TOP SOURCE AUTOMOTIVE, INC.,
                            NCT AUDIO PRODUCTS, INC.,
                                       and
                      NOISE CANCELLATION TECHNOLOGIES, INC.


Persons Required to Sign Agreement Not to Compete

All TSA Employees.